                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:


/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                             TRANS-LUX CORPORATION
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     (5)  Total fee paid:

          ----------------------------------------------------------------------
/X/  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     (3)  Filing Party:

          ----------------------------------------------------------------------
     (4)  Date Filed:

          ----------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 18, 1995
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of TRANS-LUX CORPORATION will be held at the Office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on Thursday, May 18, 1995 at 10:00 A.M. local time for the following purposes:

          1. To elect one (1) director chosen by the holders of Common Stock and three (3) directors chosen by the holders of Class B Stock to serve for a term of three (3) years, in each case until their successors shall be elected and shall have qualified;

          2. To consider and act upon proposed amendments to the Corporation's Certificate of Incorporation authorizing the creation of 3,000,000 shares of a new class of capital stock designated Class A Stock, $1.00 par value and amending the authorized number of shares of capital stock;

          3. To consider and act upon a proposal to adopt the 1995 Stock Option Plan by which 50,000 shares of the Corporation's capital stock will be reserved for issuance thereunder;

          4. To consider and act upon a proposal to recommend to the Board of Directors the retention of Deloitte & Touche LLP as the Corporation's independent auditors for the ensuing year; and

          5. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The close of business on March 23, 1995 has been fixed as the record date for the determination of the stockholders entitled to notice of and to vote at the Meeting.

                                          By Order of the Board of Directors,

                                          ANGELA D. TOPPI
                                          Secretary

Dated: Norwalk, Connecticut

       April 12, 1995


- --------------------------------------------------------------------------------
Please mark, date, sign and return promptly the enclosed proxy so that your shares may be represented at the Meeting. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.
- --------------------------------------------------------------------------------

                             TRANS-LUX CORPORATION
                              110 RICHARDS AVENUE
                        NORWALK, CONNECTICUT 06856-5090
                            ------------------------

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of TRANS-LUX CORPORATION (hereinafter called the "Corporation"), of proxies in the accompanying form to be used at the Annual Meeting of the Stockholders of the Corporation to be held on Thursday, May 18, 1995, and at any adjournment thereof, for the purposes set forth in the accompanying notice of the Meeting. It is intended that this Statement and the proxies solicited hereby be mailed to stockholders no later than April 14, 1995. A stockholder who shall sign and return a proxy in the form enclosed with this statement has the power to revoke it at any time before it is exercised by giving written notice of revocation or a proxy of later date and returning it to the Corporation, Attention: Secretary, or by voting in person at the Meeting. Proxies properly executed and received in time for the Meeting will be voted.

     The close of business on March 23, 1995, has been fixed as the record date for the determination of the stockholders entitled to notice of, and to vote at the Meeting. There were outstanding as of the close of business on March 23, 1995 and entitled to notice of, and to vote at the meeting 943,374 shares of Common Stock and 304,781 shares of Class B Stock. Each outstanding share of Common Stock shall be entitled to one vote on all matters voted on at the Meeting and each outstanding share of Class B Stock is entitled to ten votes on all matters voted on at the Meeting. The holders of Common Stock and Class B Stock vote together on the proposals to adopt the 1995 Stock Option Plan and recommend independent auditors and as separate classes on the proposal to amend the Corporation's Certificate of Incorporation to authorize the Class A Stock. With respect to the election of directors, the holders of Common Stock have the right to elect 25% of the total number of directors rounded up to the next highest whole number, and holders of Class B Stock elect the balance of the Board. At the 1995 Annual Meeting one (1) director will be elected by the holders of Common Stock and three (3) directors will be elected by the holders of Class B Stock.

     Unless otherwise specified, the proxies in the accompanying form will be voted in favor of all of the proposals set forth in the Notice of Annual Meeting. In the discretion of the proxyholders, the proxies will also be voted for or against such other matters as may properly come before the Meeting. The Board of Directors is not aware that any other matters are to be presented for action at the Meeting.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                    OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information as of March 15, 1995 (or such other date specified) with respect to the beneficial ownership of the Corporation's Class B Stock and Common Stock by (i) each person known by the Corporation to own more than 5% of the Corporation's outstanding Class B Stock and/or Common Stock and who is deemed to be such beneficial owner of the Corporation's Class B Stock and Common Stock under Rule 13d-3(a)(ii); (ii) each person who is a director of the Corporation; (iii) each named executive in the Summary Compensation Table; and (iv) all persons as a group who are executive officers and directors of the Corporation, and as to the percentage of outstanding shares held by them on that date.

                                                                      AMOUNT                    PERCENT
                                                                   BENEFICIALLY      PERCENT    OF ALL
      NAME, STATUS & MAILING ADDRESS           TITLE OF CLASS         OWNED          OF CLASS   CLASSES
- ------------------------------------------  ---------------------  ------------      --------   -------
Richard Brandt............................  Class B Stock             178,357(1)       58.52%    14.29%
Chairman of the Board of Directors &        Common Stock and           12,500(1)        1.31%     0.99%
beneficial owner of more than 5% of the     Common Stock
Corporation's Class B Stock                 acquirable
110 Richards Avenue
Norwalk, CT 06856-5090

The TCW Group, Inc........................  Common Stock               92,900(2)        9.85%     7.44%
Beneficial owner of more than 5% of the
Corporation's Common Stock
865 South Figueroa Street
Los Angeles, CA 90017

Gabelli Funds, Inc........................  Common Stock              130,652(3)       13.85%    10.47%
Beneficial owner of more than 5% of the     Common Stock               88,740(3)        8.60%     6.64%
Corporation's Common Stock                  acquirable
One Corporate Center
Rye, NY 10580-1434

Ryback Management Corporation.............  Common Stock              135,354(4)       12.55%     9.78%
Lindner Dividend Fund, Inc.                 acquirable
Beneficial owner of more than 5% of the
Corporation's Common Stock
7711 Carondelet Avenue
Box 16900
St. Louis, MO 63105

Jean Firstenberg..........................  Common Stock and              920(5)            *         *
Director                                    Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

Allan Fromme..............................  Class B Stock              17,013(6)        5.58%     1.36%
Director                                    Common Stock and            2,900               *         *
110 Richards Avenue                         Common Stock
Norwalk, CT 06856-5090                      acquirable

Robert Greenes............................  Common Stock and            4,056(7)            *         *
Director                                    Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

Victor Liss...............................  Class B Stock               9,728(8)        3.19%         *
Director, Vice Chairman, President          Common Stock and           25,533           2.64%     2.00%
and Chief Executive Officer                 Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

                                                                      AMOUNT                    PERCENT
                                                                   BENEFICIALLY      PERCENT    OF ALL
      NAME, STATUS & MAILING ADDRESS           TITLE OF CLASS         OWNED          OF CLASS   CLASSES
- ------------------------------------------  ---------------------  ------------      --------   -------
Howard S. Modlin..........................  Class B Stock               2,812(9)            *         *
Director                                    Common Stock                1,500(9)            *         *
445 Park Avenue                             acquirable
New York, NY 10022

Steven Baruch.............................  Common Stock                  100               *         *
Director
110 Richards Avenue
Norwalk, CT 06856-5090

Matthew Brandt............................  Class B Stock              20,700(10)       6.79%     1.66%
Director                                    Common Stock                1,500
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

Thomas Brandt.............................  Class B Stock              20,700(11)       6.79%     1.66%
Director                                    Common Stock                1,500
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

Gene Jankowski............................  Common Stock                2,000               *         *
Director
110 Richards Avenue
Norwalk, CT 06856-5090

Michael R. Mulcahy........................  Common Stock and            3,116(12)           *         *
Senior Vice President                       Common Stock
110 Richards Avenue                         acquirable
Norwalk, CT 06856-5090

All directors and executive officers        Class B Stock             249,310(13)      81.80%    19.97%
as a group (14 persons)                     Common Stock and           66,027(13)       6.54%     5.02%
                                            Common Stock
                                            acquirable

- ---------------

(1) These amounts include 12,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995. They do not include 4,232 shares of Class B Stock owned by Mrs. Brandt.

(2) Based on amended Schedule 13G dated February 6, 1994 filed by such parent holding company and written advice dated March 27, 1995 it has sole voting power and sole dispositive power over all such 92,900 shares.

(3) Based on Schedule 13D, Amendment No. 14, dated March 21, 1995, this amount includes 88,740 shares of Common Stock acquirable upon conversion of $1,127,000 principal amount of the Corporation's 9% Convertible Subordinated Debentures due 2005 (the "9% Debentures"). All securities are held as agent for the account of various investment company fund accounts managed by the reporting persons. Except under certain conditions, Gabelli Funds, Inc., Gamco Investors, Inc. and Gabelli International Limited, respectively, have sole voting power and sole dispositive power over 158,031, 59,461 and 1,900 shares of Common Stock or a maximum aggregate 219,392 shares of Common Stock if the 9% Debentures were converted into Common Stock.

(4) Based on Schedule 13G, Amendment No. 1 dated March 27, 1995 filed by Ryback Management Corporation, a registered investment adviser, this amount includes 135,354 shares of Common Stock acquirable upon conversion of $1,719,000 principal amount of the 9% Debentures held by the Lindner Dividend Fund, Inc., a registered investment company. Such investment adviser and investment company have shared voting power and shared dispositive power over the maximum 135,354 shares of Common Stock if the 9% Debentures were converted into Common Stock.

(5) The amount includes 500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995.

(6) The amount includes 2,500 shares of Common Stock acquirable by Dr. Fromme, who is Mr. Richard Brandt's brother-in-law, upon exercise of stock options in the 60 days following March 15, 1995. It does not include 3,937 shares of Common Stock acquirable upon conversion of $50,000 principal amount of 9% Debentures owned by Mrs. Fromme.

(7) The amount includes l,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995.

(8) The amount includes 25,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995.

(9) The amount includes l,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995. It does not include 3,460 shares of Class B Stock owned by Mr. Modlin's immediate family.

(10) The amount includes l,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995.

(11) The amount includes l,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995.

(12) The amount includes 2,500 shares of Common Stock acquirable upon exercise of stock options in the 60 days following March 15, 1995.

(13) The amount includes 58,000 shares of Common Stock which members of the group have the right to acquire by exercise of stock options (including director stock options) in the 60 days following March 15, 1995; does not include an aggregate of 7,692 shares of Class B Stock set forth in footnotes 1 and 9 above or 3,937 shares of Common Stock acquirable upon conversion of the 9% Debentures set forth in footnote 6 above.

* Less than 1%

     The Corporation has an Employee Stock Ownership Plan ("ESOP"). As of the record date, no shares of Common Stock had been acquired by such ESOP.

                             ELECTION OF DIRECTORS

     The Board of Directors of the Corporation is divided into three classes with the term of office of one of the three classes of directors expiring each year and with each class being elected for a three-year term. Three (3) Class B Stock directors and one (1) Common Stock director are to be elected at the May 18, 1995 Annual Meeting for a three (3) year term, in each case until their successors have been elected and qualified. Messrs. Richard Brandt and Victor Liss, Class B Stock designees nominated for election as directors for a three
(3) year term, were each elected a director of the Corporation at the 1992 Annual Meeting of Stockholders; Ms. Jean Firstenberg, originally a Common Stock director elected in 1992 for a three (3) year term, was reclassified for a one
(1) year term as a Class B Stock director in 1994 and is nominated at this time for a three (3) year term; and Mr. Gene Jankowski, the nominee as Common Stock director for a three (3) year term, was first elected a Common Stock director in 1994.

     Set forth opposite the name of the nominees and each director is their principal occupation for the past five years, age, the name and principal business of any corporation or other organization in which such employment is carried on, certain other directorships held, the year first elected as a director and the year in which the term of office for which they are a nominee or the term of office of such person will expire.

                                                                                   FIRST
                                                                                   BECAME     TERM
         NAME              PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE      DIRECTOR   EXPIRES
- ----------------------  --------------------------------------------------------  --------   -------
NOMINEES -- THREE-YEAR TERM
  CLASS B DIRECTORS
Richard Brandt........  Chairman of the Board, formerly President and Chief         1954       1998
                        Executive Officer of Trans-Lux Corporation; Director of
                        Presidential Realty Corporation; Vice Chairman and
                        Trustee of The College of Santa Fe; Chairman Emeritus
                        and Trustee of the American Film Institute; Trustee of
                        American Theatre Wing; 67

Jean Firstenberg......  Director, American Film Institute since 1980; Trustee of
                        Boston University; 59                                       1989       1998

Victor Liss...........  Vice Chairman of the Board, President, and Chief            1988       1998
                        Executive Officer, formerly Co-Chief Executive Officer,
                        an Executive Vice President, Chief Financial Officer and
                        Secretary of Trans-Lux Corporation; Director of Blue
                        Cross & Blue Shield of Connecticut, Inc. and First
                        Fidelity Bank, Connecticut; Trustee of Norwalk Hospital
                        and Norwalk Community Technical College Foundation,
                        Inc.; 58

COMMON STOCK DIRECTOR
Gene Jankowski........  Chairman of Jankowski Communications System, Inc. since     1994       1998
                        August 1990; prior thereto he served 28 years with CBS,
                        Inc., last serving as President and Chairman of the CBS
                        Broadcast Group from 1977 to 1989 when he retired;
                        Adjunct Professor Telecommunications for Michigan State
                        University; Chairman Emeritus of the American Film
                        Institute; Director of The Advertising Educational
                        Foundation and the Silvermine Art Center; and advisor to
                        the World Press Freedom Foundation; 60

DIRECTORS -- TWO-YEAR REMAINING TERM
  CLASS B DIRECTORS
Thomas Brandt.........  Vice President of Trans-Lux Corporation and Senior Vice     1994       1997
                        President of its Entertainment Subsidiaries since 1991;
                        prior thereto Vice President since 1990 and Assistant
                        Vice President since 1989 of its Entertainment
                        Subsidiaries; 31

Allan Fromme..........  Psychologist, Author, Consultant, Chairman of Executive
                        Committee of Trans-Lux Corporation; 79                      1958       1997

COMMON STOCK DIRECTOR
Steven Baruch.........  Executive Vice President of Presidential Realty             1994       1997
                        Corporation; producer of various theatrical productions
                        among them Driving Miss Daisy, Angels in America, Love
                        Letters and the current Broadway revivals of Damn
                        Yankees and Smokey Joe's Cafe; 56

DIRECTORS -- ONE-YEAR REMAINING TERM
  CLASS B DIRECTORS
Matthew Brandt........  Vice President of Trans-Lux Corporation and Senior Vice     1994       1996
                        President of its Entertainment Subsidiaries since 1991;
                        prior thereto Vice President since 1990 and Assistant
                        Vice President since 1989 of its Entertainment
                        Subsidiaries; Director of the National Association of
                        Theatre Owners; 31

Howard S. Modlin......  Attorney and member of the firm Weisman, Celler, Spett &    1975       1996
                        Modlin; Director of Fedders Corporation and General
                        DataComm Industries, Inc.; 63

                                                                                   FIRST
                                                                                   BECAME     TERM
         NAME              PRINCIPAL OCCUPATION, OTHER DIRECTORSHIPS AND AGE      DIRECTOR   EXPIRES
- ----------------------  --------------------------------------------------------  --------   -------
COMMON STOCK DIRECTOR
Robert Greenes........  Vice Chairman of the Executive Committee of Trans-Lux       1971       1996
                        Corporation; President of Petroconsult, Inc.; President
                        of East Coast Energy Council; formerly President and
                        Chief Executive Officer of Public Fuel Service Inc. and
                        all of its subsidiaries; 74

            EXECUTIVE COMPENSATION AND TRANSACTIONS WITH MANAGEMENT

COMPENSATION OF EXECUTIVE OFFICERS

     The following Summary Compensation Table sets forth the compensation paid or awarded for the fiscal years ended December 31, 1994, 1993 and 1992 to the Corporation's five most highly compensated executive officers and the Chairman of the Board whose compensation exceeded $100,000 for the fiscal year ended December 31, 1994.

                           SUMMARY COMPENSATION TABLE

                                                ANNUAL COMPENSATION           LONG TERM
                                          --------------------------------   COMPENSATION
                                                                 OTHER       ------------    ALL OTHER
                                                                 ANNUAL        OPTIONS      COMPENSATION
   NAME AND PRINCIPAL POSITION     YEAR   SALARY($) BONUS($)  COMPENSATION    GRANTED(#)       ($)(1)
- ---------------------------------  ----   -------   -------   ------------   ------------   ------------
Richard Brandt,..................  1994     --       73,491    363,380          --             116,535(2)
Chairman of the Board, former      1993     --       57,694    349,242        12,500            96,615
  Chief and Co-Chief Executive     1992   432,495    27,114       --            --           1,047,638
Officer(2)

Victor Liss,.....................  1994   196,915   133,753       --            10,000           1,888
Chief Executive Officer,           1993   168,244    67,694       --            10,000           1,958
  President                        1992   153,885    20,048       --             8,000           1,888
and Vice Chairman, former
Co-Chief Executive Officer and
Chief Financial Officer

Michael R. Mulcahy,..............  1994   130,261   28,124        --             3,500          --
Senior Vice President -- Sales     1993   129,689     --          --               500          --
former Vice President of Sales     1992   101,376     --          --             1,000          --

- ---------------

(1) There are no restricted stock awards, stock appreciation rights or deferred long-term incentive payouts. The amounts included reflect the Corporation's payments for split dollar life insurance premiums of $1,888, $1,958 and $1,888 on behalf of Mr. Liss.

(2) The amount includes a supplemental lump sum retirement payment of $1,044,599 of which $544,799 was funded by the surrender of life insurance policies. The Chairman is not an executive officer under the Corporation's by-laws and the bonuses and other annual compensation for 1993 and 1994 constitute consulting fees and other payments under his consulting agreement with the Corporation.

COMPENSATION COMMITTEE REPORT

     All matters concerning executive compensation for Mr. Victor Liss, the Chief Executive Officer, and other executive officers are considered by the Corporation's Compensation Committee. The salary levels are intended to be consistent with competitive practice and level of performance. In determining the total compensation to be paid to the Chief Executive Officer and all other executive officers, the Compensation Committee considers management's recommendation based upon past salary levels, contractual obligations where applicable, experience, capability, duties, normal salary increase levels in past years, and the Corporation's and respective individual's performance during the last fiscal year. The Chief Executive Officer's compensation is based upon the above factors and includes profit participation and bonuses as described in the section on Employment and Consultant Agreements. Mr. Liss' responsibilities were increased in September 1993 when the then President resigned. His contract was amended in 1994 to increase the salary by $15,000 for each year 1994 through 1997, increase the profit participation from 3/4% in 1994, 7/8% in 1995 and 1996 and 1% for 1997 to 1 1/2% in each such year and increase the bonus formula to a percentage of earnings and not fixed amounts at each progressive level plus a one time bonus of $15,000 in 1994.


RETIREMENT PLAN AND SUPPLEMENTAL RETIREMENT BENEFITS:

     There was no cash contribution for the group to the Corporation's retirement plan for 1994 since such Plan was overfunded. The amount set forth for All Other Compensation includes an accrual of $184,890 in 1992 and 75,000 in 1993 for supplemental retirement benefits resulting from limitations placed on the Plan by the Internal Revenue Code, which was paid to Mr. Richard Brandt under his employment agreement and $96,615 and $116,535 for tax equalization payments in 1993 and 1994, respectively. An amount of $15,000 was accrued in 1993 and $95,475 was accrued in 1994 but not paid, under the supplemental retirement arrangement with Mr. Liss.

     The Corporation's retirement plan covers all salaried employees over age 21 with at least one year of service who are not covered by a collective bargaining agreement to which the Corporation is a party. The following table presents estimated retirement benefits payable at normal retirement date, which normally is age 65. The amounts shown include estimated Social Security benefits which would be deducted in calculating benefits payable under such Plan.

                                                      ESTIMATED ANNUAL RETIREMENT BENEFITS
                                              ----------------------------------------------------
                                                        BASED ON CREDITED SERVICE YEARS
 FINAL AVERAGE SALARY FOR HIGHEST FIVE OF     ----------------------------------------------------
    THE TEN YEARS PRECEDING RETIREMENT          10         20         30         35          40
- ------------------------------------------    ------     ------     ------     -------     -------
$100,000..................................    15,000     30,000     45,000      52,500      60,000
 125,000..................................    18,750     37,500     56,250      65,625      75,000
 150,000..................................    22,500     45,000     67,500      78,750      90,000
 200,000**................................    30,000     60,000     90,000     105,000     118,800*

     As of January 1, 1995, Messrs. Victor Liss and Michael R. Mulcahy had 26 and 27 years of credited service, respectively.
- ---------------

*   Maximum legislated annual benefits payable from a qualified pension plan.

** $235,840 is the legislated annual cap on compensation for 1993 and $150,000 is the limit for subsequent years.

TAX CREDIT EMPLOYEE STOCK OWNERSHIP PLAN ("TRASOP")

     In 1980 the Board adopted, as of January 1, 1980, a TRASOP, which was amended to conform to the provisions of the Internal Revenue Code, under which the Corporation contributed an amount equivalent to 0.5% of the payroll of eligible participants to a Trustee for the purchase of Common Stock of the Corporation. No contributions are required of participating employees. Due to an offsetting tax credit permitted through 1986, there was no cost to the Corporation. No contribution was made to the TRASOP or ESOP for the years 1987 through 1994 and the TRASOP terminated in December 1994 and stock or cash was distributed. Eligibility for such plans was based on three years continuous employment and account distributions were made in the Corporation's Common Stock or Class B Stock or cash upon termination of employment, termination of the Plan, death, total disability or 84 months after the month in which shares were allocated.

CERTAIN TRANSACTIONS

     During the year 1994, $206,667 in fees for legal services rendered were paid by the Corporation to the law firm of which Mr. Howard S. Modlin is a partner.

EMPLOYMENT AND CONSULTANT AGREEMENTS

     The Corporation has a consulting agreement with Mr. Richard Brandt effective December 31, 1992, when he retired, providing consultation fees at the annual rate of $240,000 during the term expiring

December 31, 2002. In addition, Mr. Brandt is entitled to additional consulting fees per annum of $90,000 for five years (subject to extension by Mr. Brandt) if Mr. Brandt performs a minimum of 35 hours per month. Such rates are subject to CPI adjustments commencing January 1, 1994 and such increases effective January 1, 1994 and 1995 were 2.7% in each year. Mr. Brandt has 12,500 non-incentive stock options granted on January l, 1993 at $7.50 per share and he has waived 2,500 stock options under the Non-Employee Director Stock Option Plan. In addition, Mr. Brandt is entitled to receive as a profit participation for each year during the term of the agreement an amount equal to 3/4 of 1% of the Corporation's pre-tax consolidated earnings for each fiscal year during the term thereof. The Board of Directors of the Corporation, upon the recommendation of the Compensation Committee, shall grant Mr. Brandt a bonus for each year during the term as follows: $5,000 if the Corporation's pre-tax consolidated earnings meet or exceed $250,000; $10,000 if earnings meet or exceed $500,000; $15,000 if earnings meet or exceed $750,000; $20,000 if earnings meet or exceed $1,000,000; $31,250 if earnings meet or exceed $1,250,000; $37,500 if earnings meet or exceed $1,500,000; $43,750 if earnings meet or exceed $1,750,000; $50,000 if earnings meet or exceed $2,000,000; and over $2,000,000, $50,000 plus 2 1/2% of each full increment of $250,000 over $2,000,000, up to a maximum of $125,000. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such an item exceeds 20% of net book value. The Board of Directors may, in any event, even if the breakpoint for any year is not achieved, grant Mr. Brandt the aforesaid bonus or a portion thereof for such year. The agreement further provides that if Mr. Brandt is unable to perform by reason of his disability, then the Corporation will continue to pay to Mr. Brandt the fees he was receiving at the time of the occurrence of such disability, plus the profit participation and bonus he would have received if such disability had not occurred. In accordance with the terms of the consulting agreement, the Corporation has purchased a life insurance policy on the life of Mr. Brandt, in the face amount of $250,000, reduced from $1,337,000 on policies previously carried, certain of which were surrendered to partially pay his supplemental retirement benefits. During the term of the agreement, the Corporation agreed to use its best efforts to the end that Mr. Brandt continues to be elected Chairman of the Board and a director of the Corporation and a member of its Executive Committee. A failure to elect Mr. Brandt to such positions shall, upon Mr. Brandt's option, constitute a material breach of the agreement and entitle him to receive the annual fees and additional fees for the remaining term in one lump sum payment within ten (10) days of his notice, plus the other bonus and profit participation amounts at the times provided for in the agreement.


     The Corporation has an employment agreement with Mr. Victor Liss for a term expiring December 31, 1997, as amended in 1994, which provides for compensation at the annual rate of $185,000 for 1994, $195,000 for 1995, $205,000 for 1996
and $215,000 for 1997. As part of the agreement, Mr. Liss was granted an incentive stock option on January 1, 1993 to purchase 10,000 shares of Common Stock at $7.5625 per share. Mr. Liss is entitled to receive as a profit participation 1 1/2% of the Corporation's pre-tax consolidated earnings for the fiscal years 1994, 1995, 1996 and 1997. The Board of Directors, upon the recommendation of the Compensation Committee, shall grant Mr. Liss a bonus for 1994 through 1997 of 2% of pre-tax consolidated earnings if earnings are $250,000 up to $1,000,000 and 2 1/2% of total over $1,000,000 with a maximum of
$125,000 for any year. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such an item exceeds 20% of net book value. Mr. Liss also received an additional bonus of $10,000 in 1993 and $15,000 in 1994. The agreement further provides that if Mr. Liss is disabled, the Corporation will pay to Mr. Liss 50% of the salary he is entitled to receive for the duration of the disability during the term but in no event less than twenty-four (24) months. In the event Mr. Liss dies during the term of said agreement, the Corporation shall pay to his widow death benefits in an amount equal to 50% of his then annual salary plus 50% of profit participation and bonus for the immediate preceding fiscal year, but in no event less than twenty-four (24) nor more than forty-two (42) months' salary. The Corporation has purchased a life insurance policy in the amount of $75,000 in favor of Mr. Liss' beneficiary and will reimburse Mr. Liss for the cost of an additional $175,000 of life insurance, the cost of $5,000 monthly long-term disability insurance coverage and up to $5,000 for personal tax planning. During the period January 1, 1996 through June 30, 1996, Mr. Liss may request the Corporation to renegotiate the agreement for 1997. If no new terms are agreed on, Mr. Liss has the right to cancel the agreement effective as of January 1, 1997 by giving notice on or before August 1, 1996 and if he is not elected co-chief executive officer or chief executive officer and a member of the Board and Executive Committee, he may cancel the agreement on 120 days notice.

     The Corporation entered into an employment agreement with Mr. Michael R. Mulcahy during 1994 for a three year term expiring May 31, 1997, which provides for compensation at the annual rate of $100,000 for the period June 1, 1994 through May 31, 1995, $107,500 for the period June 1, 1995 through May 31, 1996 and $115,000 for the period June 1, 1996 through May 31, 1997. The agreement also provides for sales override commissions not to exceed $21,000 for the period June 1 through December 31, 1994, $44,500 for calendar year 1995, $48,500 for calendar year 1996 and $20,833 for the period January 1 through May 31, 1997 plus an additional bonus based on a formula if bonus sales goals are exceeded, not to be paid on amounts which exceed twice the mutually agreed goal. The Board of Directors of the Corporation, upon the recommendation of the Compensation Committee shall grant Mr. Mulcahy a bonus for each year during the term if the Corporation's pre-tax consolidated earnings meet or exceed $250,000 and each $125,000 incremental level up to $3,000,000, not to exceed $17,500 for 1994, $30,000 for 1995 and 1996 and $12,500 for 1997. Such pre-tax consolidated earnings shall not include any defined extraordinary or unusual items of gain or loss (such gains and losses are not offset for this purpose) as determined by generally accepted accounting principles to the extent such an item exceeds 20% of net book value. In the event Mr. Mulcahy is disabled, the Corporation will pay him 35% of the salary he is entitled to receive for the duration of the disability during the term of said agreement. In the event Mr. Mulcahy dies during the term of said agreement the Corporation shall pay to his widow death benefits in an amount equal to 35% of his then annual salary for the balance of the term or 18 months, whichever is less. The agreement also provides for severance pay if Mr. Mulcahy leaves the employ of the Corporation at the end of any term (unless discharged for cause) at the rate of 50% of his then annual salary for eighteen (18) months. The Corporation has purchased a life insurance policy in the amount of $75,000 in favor of Mr. Mulcahy's beneficiary and paid him a one time performance bonus of $10,000 following execution of the agreement.

     Messrs. Matthew Brandt and Thomas Brandt, directors, Vice Presidents of the Corporation and sons of Mr. Richard Brandt and nephews of Dr. Allan Fromme, are each employed by the Corporation at an annual rate of compensation of $76,000 each plus a bonus of 1/2 of 1% of the Corporation's pre-tax consolidated earnings.

LOANS

     During 1989, 1990, 199l and 1994, Trans-Lux Investment Corporation loaned $46,795 in each year and $9,615 in 1992 for an aggregate of $196,795, which is presently outstanding, to Dr. Allan Fromme, Chairman of the Executive Committee, to pay for premiums on a life insurance policy on his life. The Corporation has received an assignment of the policy as collateral for such loan which had an interest rate adjusted periodically from 3.25% to 5.50% during 1994 based on the bank 90-day certificate of deposit rate. The Corporation has also authorized a loan to pay the annual premium of $46,795 for 1995.

STOCK OPTION PLAN AND STOCK OPTIONS

     The Corporation has an incentive stock option plan adopted by the stockholders in 1992, a proposed new plan to be considered at the annual meeting and options outstanding under a plan which expired (no further options may be granted) which plans provide for the grant of incentive stock options at fair market value or 110% of fair market value on date of grant to employees. Options outstanding are exercisable during the period one year to ten years after date of grant and while the holder is in the employ of the Corporation. The following tables set forth information as to certain executive officers and the Chairman of the Board of the Corporation with respect to: stock options granted pursuant to the existing plan during 1994, the potential gain that could be realized if the fair market value of the Corporation's Common Stock were to appreciate at a 5% and 10% annual rate over the ten (10) year period of the option term and fiscal year end option value. No options were exercised by any executive officer during 1994.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                   INDIVIDUAL GRANTS
                                  ---------------------------------------------------
                                                   % OF                                      POTENTIAL
                                                  TOTAL                                  REALIZABLE VALUE
                                                 OPTIONS                                    AT ASSUMED
                                                GRANTED TO    EXERCISE                    ANNUAL RATES OF
                                                EMPLOYEES      OR BASE                      STOCK PRICE
                                   OPTIONS      IN FISCAL     PRICE ($)    EXPIRATION    APPRECIATION FOR
             NAME                 GRANTED(#)       YEAR       PER SHARE       DATE          OPTION TERM
- -------------------------------   ----------    ----------    ---------    ----------    -----------------
                                                                                         5% ($)    10% ($)
                                                                                         ------    -------
Victor Liss....................     10,000         64.5%         8.125       12/05/04    51,000    129,000
Michael R. Mulcahy.............      3,500         22.6%        9.6875       05/18/04    21,000     54,000

                      FISCAL YEAR ("FY") END OPTION VALUES

                                                                                      VALUE OF
                                                                  NUMBER OF         UNEXERCISED
                                                                 UNEXERCISED        IN-THE-MONEY
                                                                 OPTIONS AT          OPTIONS AT
                                                                 FY-END (#)          FY-END ($)
                                                                EXERCISABLE/        EXERCISABLE/
                            NAME                                UNEXERCISABLE     UNEXERCISABLE(1)
- ------------------------------------------------------------    -------------     ----------------
Richard Brandt..............................................    12,500/    --        18,750/    --
Victor Liss.................................................    25,500/10,000        46,188/ 8,750
Michael R. Mulcahy..........................................     2,500/ 3,500         4,063/    --

- ---------------

(1) Market value of underlying securities at FY-End, minus the exercise price.

                     FIVE YEAR CORPORATE PERFORMANCE GRAPH

     The following graph compares the Corporation's total stockholder return over the five fiscal years ended December 31, 1994 with the total return on the American Stock Exchange Market Value Index ("AMEX MKT") and The American Stock Exchange New England Regional Index ("AMEX NE"). The stockholder return shown on the graph as "TLX" is not intended to be indicative of future performance of the Corporation's Common Stock.

      Measurement Period
    (Fiscal Year Covered)          AMEX MKT         AMEX NE           TLX
1989                                       100             100             100
1990                                        82              86              60
1991                                       105             115              66
1992                                       106             130             104
1993                                       126             131             124
1994                                       115             145             125

*  Cumulative total return assumes reinvestment of dividends.

** Peer group consists of the AMEX NE. Assumes $100 investment at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TLX Common Stock, AMEX MKT and AMEX NE.

            PROPOSAL TO APPROVE THE CLASS A STOCK AND ARTICLE FOURTH

     On March 10, 1995, the Board of Directors of the Corporation unanimously adopted the proposal to amend the Certificate of Incorporation of the Corporation (the "Amendments"), subject to approval of the Corporation's stockholders. If the Amendments are approved by stockholders, the number of shares of stock which the Corporation is authorized to issue will be increased from 6,500,000 to 10,000,000 consisting of 5,500,000 shares of Common Stock (increase by 1,500,000 shares), 3,000,000 shares of Class A stock, 1,000,000 shares of Class B stock (decrease by 1,000,000 shares), and 500,000 shares of Preferred Stock. The total authorized shares of Common Stock will be so increased to provide shares to be available upon conversion of the Class A Stock under limited circumstances (see "Description of Class A Stock and Article Fourth -- Convertibility"). The Common Stock and Class A Stock will have substantially identical rights, except that the holders of Class A Stock will have a 10% higher dividend right than Common Stock (and 22.2% higher than Class
B) and will not be entitled to vote on any matter unless and until all of the Class B Stock is converted into Common Stock as provided in the Certificate of Incorporation or as otherwise required by law. The Amendments were adopted by the Board on March 10, 1995. It is intended that an application for listing the Class A Stock on the American Stock Exchange will be filed if and when it meets such Exchange's listing requirement. The proposal to effect the Amendments is sometimes referred to in this Proxy Statement as the "Proposal".

     Except for stock dividends, any issuances of additional Class B shares must be authorized by vote of majority of each of the outstanding shares of Common Stock and Class B Stock. Accordingly the authorized amount is being reduced because the Board of Directors believes there will be sufficient shares available to cover any forseeable requirements of Class B Stock for stock dividends or stock splits.

     If the stockholders approve the adoption of the Amendments, it is expected that an amendment to the Certificate of Incorporation reflecting the changes resulting from the Amendments will be filed with the Secretary of State of the State of Delaware prior to the first issuance of Class A Stock and become effective on the filing thereof. At any time prior to such filing, notwithstanding authorization by the stockholders, the Board of Directors may abandon the proposed Amendments without further action of the stockholders. A copy of Article Fourth of the Certificate of Incorporation, as proposed to be amended, is attached hereto as Exhibit A.

DESCRIPTION OF THE CLASS A STOCK AND ARTICLE FOURTH

     As indicated previously, the Amendments will create the Class A Stock. Following is a summary of the rights, preferences, powers and limitations of the Class A Stock. The following summary should be read in conjunction with, and is qualified in its entirety by reference to, the full text of proposed amended Article Fourth of the Certificate of Incorporation, a copy of which is attached hereto as Exhibit A.

     Voting. Each share of Class A Stock will have no voting rights except as otherwise required by law. Under the Delaware General Corporation Law, holders of Class A Stock will be entitled to vote on proposals to increase or decrease the number of authorized shares of Class A Stock, change the par value of the Class A Stock or to alter or change the powers, preferences or special rights of the shares of Class A Stock which may affect them adversely. The Proposal will not affect the relative voting power of the holders of Common Stock and Class B Stock.

     Dividends and Other Distributions. Each outstanding share of Class A Stock will be entitled to receive such dividends and other distributions in cash, stock or property as may be declared by the Board of Directors of the Corporation, provided that, if at any time a cash dividend is paid on the Common Stock, a cash dividend will also be paid on the Class A Stock in an amount 10% higher than the amount per share paid on the Common Stock and 22.2% higher than that paid on the Class B Stock. In no event shall dividends and other distributions be paid on any of the Common Stock, Class A Stock or Class B Stock unless the other such classes of stock also receive dividends subject to the above provisions for the requirement of the respective higher cash dividends for Class A Stock and Common Stock. Dividends or other distributions payable in shares of stock shall be made to holders of Class A Stock in shares of Class A Stock. The Certificate provides that the Board can authorize a distribution of Class A Stock proportionately to holders of Common Stock,

Class A Stock and Class B Stock. In no event will either Common Stock, Class A Stock or Class B Stock be split, divided or combined unless the others are also proportionately split, divided or combined. The Corporation currently pays cash dividends on a quarterly basis of $.035 and $.0315 per share on Common Stock and Class B Stock, respectively.

     Convertibility. The Class A Stock will convert into Common Stock only at such time as all of the Class B Stock is converted to Common Stock in accordance with the terms of the Certificate of Incorporation. The Certificate of Incorporation provides that if the number of shares of Class B Stock falls below 5% of the aggregate number of outstanding shares of Common Stock and Class B Stock, or if the Board of Directors and a majority of the shares of Class B Stock so approve, the outstanding shares of Class B Stock will be converted into Common Stock.

     Preemptive Rights. Consistent with the terms of the Common Stock and Class B Stock, the Class A Stock will not carry any preemptive rights enabling a holder to subscribe for or receive shares of any class of stock of the Corporation or any other securities convertible into shares of any class of stock of the Corporation.

     Other Distributions. The Class A Stock is entitled to receive the same consideration per share as the Common Stock and Class B Stock in the event of any liquidation, dissolution or winding-up of the Corporation.

     Mergers and Acquisitions. Each holder of Class A Stock will be entitled to receive the same per share consideration as the per share consideration, if any, received by any holder of Common Stock and Class B Stock in a merger or consolidation of the Corporation (whether or not the Corporation is the surviving corporation).

BACKGROUND AND REASONS FOR THE PROPOSAL

     The Proposal is being submitted for the purpose of enabling the Corporation to engage in the broadest possible range of operating, financing and investment activities, if determined by the Board of Directors to be in the best interest of all the stockholders, without diluting the relative voting interests of existing stockholders, including Mr. Richard Brandt, the Corporation's Chairman and its largest Class B stockholder. Except for a maximum of 50,000 shares of Class A Stock to be reserved under the proposed 1995 Stock Option Plan, no specific issuance of Class A Stock is presently contemplated (although the Corporation is presently considering various financing alternatives which could include the issuance of Class A Stock).

     Mr. Brandt owns approximately 58.5% of the outstanding shares of Class B Stock. Financings, acquisitions or other transactions involving the issuance of stock which the Board of Directors determines to be in the best interests of all of the stockholders might dilute the voting power of existing stockholders, including the holders of Class B Stock, and might cause the Class B Stock to be converted into Common Stock by reason of reducing the Class B Stock to less than 5% of the total of the outstanding shares of Common Stock and Class B Stock. The Board of Directors of the Corporation approved the Amendments based, in part, on its judgment that the Corporation can enjoy better long-term performance if permitted to consider the desirability of transactions and benefit plans that would not dilute existing stockholders' voting power in the Corporation. The Board believes that the Proposal is in the best interests of the Corporation and all of its stockholders for this and other reasons, including the following:

     Financing Flexibility. Implementation of the Proposal would provide the Corporation with increased flexibility in the future to utilize the Class A Stock to fund employee benefit plans including the proposed 1995 Stock Option Plan and to raise equity capital or to issue convertible debt or convertible preferred stock as means to finance future growth without diluting the voting power of the Corporation's existing stockholders. The Corporation is considering various financing alternatives which may involve the issuance in the future of equity securities or convertible securities.

     Business Relationships. Implementation of the Proposal may also help to mitigate the uncertainties and risks of disruption of existing and potential business relationships, including banking arrangements, with parties who may in the future become concerned about changes in control of the Corporation in the event that the voting power of Mr. Brandt is diluted. The Corporation may be less able to attract business partners willing to make long-term plans and commitments if the Corporation is perceived to be vulnerable to a takeover or there is uncertainty as to the Corporation's plans and objectives. The Corporation is not presently aware of any plans to attempt to acquire the Corporation.

CERTAIN POTENTIAL DISADVANTAGES OF THE PROPOSAL

     While the Board of Directors has determined that implementation of the Proposal is in the best interests of the Corporation and its stockholders, the Board recognizes that implementation of the Proposal may result in certain disadvantages, including those described below:

     Anti-Takeover Effect. Mr. Brandt currently holds approximately 58.5% of the Class B Stock. As a result, Mr. Brandt presently would be able to elect his own slate of Class B directors in any election of directors if any unrelated Class B bidder, or group of bidders or even the Board of Directors propose their own slate of Class B Directors. In addition, as a result of certain voting provisions contained in the Certificate of Incorporation which provide that, on certain matters, each class of stock votes separately as a class, Mr. Brandt has, by virtue of his majority holdings of the Class B Stock, the power to veto mergers, consolidations and similar extraordinary transactions, as well as increases in authorized capital stock and any other matters requiring an amendment to the Certificate of Incorporation. Regardless of whether the Proposal is implemented, Mr. Brandt will maintain the ability to keep or dispose of the voting power of the Class B Stock as he sees fit. Implementation of the Proposal may limit the future circumstances in which a sale or transfer of equity by Mr. Brandt or his estate could lead to a merger proposal or tender offer that is not acceptable to Mr. Brandt or his estate, or a proxy contest for the removal of incumbent directors. Accordingly, adoption of the Amendments might deprive stockholders of an opportunity to sell their shares at a premium over prevailing market prices by virtue of a tender offer or merger proposal or to replace the Board of Directors and management. The Corporation is not aware of any current or planned effort on the part of any party to acquire control of the Corporation by means of a merger, tender offer, solicitation in opposition to management or otherwise, or to change the Corporation's Board of Directors or management.

     Acquisition Accounting. The use of the Class A Stock to effect a business combination would make such combination ineligible to be accounted for using the pooling of interests method. In order for such method to be used, among other criteria, the Corporation would be required to issue a voting common stock, i.e., Common Stock or Class B Stock (the issuance of Class B is prohibited in the absence of stockholder approval) as the consideration for the combination.

     Investment by Institutions. Certain institutional holders may be prohibited from holding or purchasing Class A Stock as a result of charter provisions or business policies which prohibit such institutions from investing in securities without voting privileges.

CERTAIN OTHER EFFECTS OF THE PROPOSAL

     Effect on Relative Voting Power. The relative ownership interest and voting power of each holder of Common Stock and Class B Stock would be the same immediately after any issuance of Class A stock as it was immediately prior thereto. Consequently, the Amendments will not alter Mr. Brandt's present potential control of the Corporation through his ability to elect a majority of the Class B directors in a proxy fight for election of directors and to vote his shares of Class B Stock separately, as a class, on certain significant issues. See "Certain Potential Disadvantages of the Proposal -- Anti-Takeover Effect." The Corporation has been advised that it is the present intention of Mr. Brandt to continue to hold a substantial amount of his shares of Class B Stock.

     Effect on Market Price and Liquidity. The market price of shares of Common Stock and Class A Stock after any issuance of Class A Stock will depend on many factors, including, among others, the future performance of the Corporation, general market conditions and conditions relating to companies in industries similar to that of the Corporation. Similarly, the market liquidity of the Common Stock and the Class A Stock will depend on these and other factors. Accordingly, the Corporation cannot predict the trading prices or the market liquidity of the Common Stock and Class A Stock following any issuance of Class A Stock.

     Trading Market. As discussed above, in order to minimize dilution of voting power to existing stockholders, the Corporation might be more likely to issue Class A Stock than Common Stock in the future to raise equity (either through the issuance of Class A Stock or securities convertible into Class A Stock), finance acquisitions or fund benefit plans. Any such issuance of Class A Stock by the Corporation may serve to increase market activity in Class A Stock relative to the Common Stock.

     Dilutive Effect. As noted above, the principal purpose of creating the Class A Stock is to provide the Corporation with a vehicle to use equity in financings, acquisitions and employee benefit plans without diluting the voting rights of existing stockholders. As with any issuance of equity, however, an issuance of Class A Stock may cause dilution of the economic interest that each outstanding share of the Corporation's equity securities represents. The preceding summary of certain provisions of Article Fourth is qualified in its entirety by reference to the complete text of Article Fourth which is set forth as Exhibit A of this Proxy Statement.

     The affirmative vote of a majority of the shares entitled to vote of each of the Common Stock and Class B Stock voting separately is required to approve the proposed amendment to the Certificate of Incorporation authorizing 3,000,000 shares of Class A Stock and amending the authorized number of shares of capital stock. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION AUTHORIZING CLASS A SHARES AND AMENDING THE AUTHORIZED NUMBER OF SHARES OF CAPITAL STOCK. IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED FOR SUCH AMENDMENT TO THE CERTIFICATE OF INCORPORATION UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

                        PROPOSED 1995 STOCK OPTION PLAN

     The 1995 Stock Option Plan ("1995 Plan") was adopted by the Board of Directors on March 10, 1995. It is intended to provide an incentive to key employees, including officers and directors who are employees of the Corporation and its subsidiaries, and to offer an inducement in obtaining the services of key personnel. The proposed 1995 Plan is in addition to the Corporation's existing 1992 Stock Option Plan.

     Options granted under the 1995 Plan may be either "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986 ("Code") as amended or non-statutory options. The 1995 Plan is not qualified under
Section 401(a) of the Code and is not subject to the Employee Retirement Income Security Act of 1974.

SUMMARY OF THE PLAN

     The basic provisions of the 1995 Plan are as follows:

     1. Fifty thousand (50,000) shares of the Common Stock, $1.00 par value, and/or Class A Stock, $1.00 par value, if the stockholders authorize Class A Stock, of the Corporation are to be authorized for issuance under the Plan, which number of shares is subject to adjustment by reason of certain specified changes in the capitalization of the Corporation.

     2. The 1995 Plan is administered by the Compensation Committee of the Board of Directors which reports to the Board of Directors with respect to the names of employees to be granted stock options, the number of shares covered by each option, the applicable option prices, the type of option and class of stock subject to the option. Options granted to persons who are not subject to Section 16 of the Securities Exchange Act of 1934 shall be adopted by resolution of the Board of Directors and options granted to persons subject to Section 16 shall be adopted by resolution of the Compensation Committee.

     3. The granting of an option under the 1995 Plan takes place whenever the Board of Directors or the Compensation Committee, as the case may be, by resolution makes such grant, designates the person for the receipt of the option and such option is evidenced by an appropriate Stock Option Contract executed by the Corporation and the employee.

     4. The 1995 Plan terminates on March 9, 2005, and no option shall be granted under the 1995 Plan after that date.

     5. The option price at which non-statutory stock options may be granted shall be the fair market value of the Common Stock and/or Class A Stock on the date the option is granted or such greater or lesser price as determined by the Compensation Committee, as the case may be. The option price at which incentive stock options may be granted shall not be less than the fair market value of the Common Stock or Class A Stock on the date the option is granted, except that if the optionee owns more than 10% of the total combined voting power of the Corporation on the date of grant, the exercise price of such option shall be not less than 110% of the market price for said shares on the date of grant.

     6. The maximum term of each non-statutory stock option shall be for a period not exceeding ten (10) years from the date of grant thereof and the term of each incentive stock option shall likewise be for a period not exceeding ten
(10) years from the date of grant thereof (but only five (5) years if the optionee owns more than 10% of the voting power).

     7. Except in limited situations as expressly provided in the 1995 Plan, no option granted under the 1995 Plan may be exercised during the life of the optionee, unless the optionee remains in the continuous employ of the Corporation or one of its subsidiaries from the date of grant to the date of exercise. The option shall be exercisable in whole or in part, from time to time, during the term thereof, as may be determined by the Compensation Committee and stated in the option, provided, however, that unless otherwise permitted by the Compensation Committee, no option may be exercised prior to the first anniversary of the date of grant of such option.

     8. Payment for shares purchased will be made in full in cash or by the surrender of shares of Common Stock or Class A Stock, as the case may be, of the Corporation valued at the market price for such shares at the time of exercise of the option under the 1995 Plan.

     If an optionee holds more than one (1) incentive or non-statutory stock option under the 1995 Plan or 1992 Plan the options may be exercised by the optionee in any order.

FEDERAL INCOME TAX CONSEQUENCES

  Tax Aspects -- Non-Statutory Stock Options

     Messrs. Weisman, Celler, Spett & Modlin, the Corporation's legal counsel, have advised that under existing Treasury regulations, with respect to non-statutory stock options, (i) an optionee will not realize taxable income upon the grant of an option; (ii) the difference between the option price and the fair market value of the shares on the date of exercise is taxable as ordinary income to the optionee at the time of exercise and is allowable to the Corporation, as an income tax deduction; (iii) the ordinary income to the optionee will be treated as compensation to the optionee which is subject to income tax withholding by the Corporation; (iv) the optionee will take a basis in the shares for tax purposes equal to the sum of the option price plus the amount of his or her ordinary income; and (v) any gain or loss on a subsequent sale of the shares, which will equal the difference between the sales proceeds and the optionee's tax basis in the shares, will be capital gain or loss at the time of sale.

  Tax Aspects -- Incentive Stock Options

     The Corporation has also been advised by such legal counsel that the Federal income tax consequences of incentive stock options under present law are generally as follows: if an option is an incentive stock option, the optionee will recognize no income upon grant or exercise (except for purposes of computing alternative minimum tax described below) of the incentive stock option and as such, the Corporation will not be allowed a deduction for Federal tax purposes as it would in the case of the exercise of a non-statutory stock option. Upon the sale of the shares by the optionee (assuming that the sale occurs no sooner than two (2) years after grant of the option and one (1) year after exercise of the option), any gain will be capital gain to the optionee.

     In order for an option to qualify as an incentive stock option, (i) the option must be granted pursuant to a plan which includes the aggregate number of shares which may be issued under options and the employees (or class of employees) eligible to receive options; (ii) such option is granted within ten
(10) years from the date such plan is adopted, or the date such plan is approved by the stockholders, whichever is earlier; (iii) the option must be exercised while the optionee is an employee of the Corporation or a subsidiary of the Corporation, or no more than three months after the optionee's employment ceases (twelve (12) months in the case of termination following the optionee's total disability); (iv) the option may not by its terms be exercisable after the expiration of ten (10) years from the date it is granted; (v) the option price must not be less than the fair market value of the stock at the time such option is granted; (vi) the option plan must be approved by the stockholders within twelve (12) months after the date such plan is adopted; (vii) the option by its terms is non-transferable other than upon death of the optionee and is exercisable only by the optionee during his or her lifetime; (viii) if the optionee owns more than 10% of the voting power of all classes of the Corporation's stock at the time the option is granted, the option price must be at least 110% of the fair market value on the date of grant and the option may not be exercised after five (5) years from the date of grant; and (ix) under the terms of the plan, the aggregate fair market value, determined at time of grant, of stock for which an employee may exercise incentive stock options for the first time in any calendar year under all plans cannot exceed $100,000.

     For purposes of computing alternative minimum tax the spread between the fair market value of the stock on the exercise date and the option price is added to taxable income as an adjustment in computing alternative minimum tax, and the basis of the acquired stock is fair market value on the date of exercise.

     The selection of officers, executives and employees who will be granted options, and the number of shares to be offered shall be made by the Compensation Committee. However, it is presently expected that approximately 35 such persons of whom 7 are executive officers, and/or employee directors, will be eligible for consideration by the Compensation Committee. The shares will be held by the optionee for investment unless the Corporation registers the shares covered by the 1995 Plan under the Securities Act of 1933.

     The preceding summary of certain provisions of the 1995 Stock Option Plan is qualified in its entirety by reference to the complete text of the 1995 Plan which is set forth as Exhibit B of this Proxy Statement.

     The affirmative vote of a majority of all of the Common and Class B shares entitled to vote as a single class is required to approve the 1995 Plan. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE 1995 PLAN. IT IS INTENDED THAT PROXIES SOLICITED HEREBY WILL BE VOTED FOR SUCH PLAN UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE.

                       SELECTION OF INDEPENDENT AUDITORS

     The auditors recommended to be retained by the Board of Directors, Deloitte & Touche LLP, have advised the Corporation that they have no direct financial interest or any material indirect financial interest in the Corporation, nor did they have any connection during the past three years with the Corporation in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Such auditors were first retained in 1987 as auditors for the Corporation's 1987 fiscal year.

     Representatives of such auditors are expected to be at the Meeting of the stockholders and will be permitted to make a statement to stockholders if they desire and to respond to any appropriate questions addressed by stockholders to such representatives. The affirmative vote of a majority of the total votes cast at the Meeting by the holders of Common Stock and Class B Stock combined is required to approve the proposal to recommend the independent auditors.

                       MEETINGS OF THE BOARD OF DIRECTORS
                             AND CERTAIN COMMITTEES

     During 1994, the Board of Directors had five (5) meetings. All current directors attended 75% or more of such meetings and of committees of which they were members. Non-employee directors receive an annual fee of $3,500 and $550 for each meeting of the Board attended, while employee directors receive an annual fee of $2,200 and $350 for each meeting attended.

     The members of the Executive Committee of the Board of Directors are Messrs. Allan Fromme, Chairman, Richard Brandt, Robert Greenes, Victor Liss and Howard S. Modlin. The Executive Committee is authorized to exercise the powers of the Board of Directors during the intervals between the meetings of the Board and is from time to time delegated certain authorizations by the Board in matters pertaining to the Corporation. The Executive Committee did not hold any formal meetings in 1994. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend. Dr. Allan Fromme receives an annual fee of $12,000 as Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences. Mr. Robert Greenes receives an annual fee of $6,000 as Vice Chairman of the Executive Committee and for other consulting services, including his participation in telephonic conferences.

     The members of the Compensation Committee of the Board of Directors are Messrs. Howard S. Modlin, Chairman, Robert Greenes, Gene Jankowski and Ms. Jean Firstenberg. The Compensation Committee reviews compensation and other benefits. The Compensation Committee had two (2) meetings in 1994. Members of said Committee receive a fee of $300 for each meeting of the Committee they attend and the Chairman receives an annual fee of $2,500.

     The members of the Audit Committee of the Board of Directors are Ms. Jean Firstenberg, Chairperson and Messrs. Steven Baruch, Robert Greenes and Howard S. Modlin. The Audit Committee reviews the audit function and material aspects thereof with the Corporation's independent auditors. Such Committee had two (2) meetings in 1994. Members of the Audit Committee receive a fee of $300 for each meeting which they attend and the Chairperson receives an annual fee of $2,500.

     The Board of Directors has not established a nominating or similar committee.

     On June 20, 1989, the Board of Directors established a Non-Employee Director Stock Option Plan covering a maximum of 15,000 shares for grant. Options are for a period of six years from the date of the grant, are granted at fair market value on the date of the grant, may be exercised at any time after one (1) year from the date of the grant while a director and are based on years of service, with a minimum of 500 stock options for each director, an additional 500 based on five or more years of service, another 500 based on ten or more years of service and an additional 1,000 based on twenty or more years of service. In accordance with the Plan, the Board granted 500, 2,500, 1,500 and 1,500 options respectively to Jean Firstenberg, Allan Fromme, Robert Greenes and Howard S. Modlin at the fair market price of $7.4375 on June 20, 1989 which are currently outstanding and expire June 19, 1995 and 500 options to Steven Baruch, Jean Firstenberg and Gene Jankowski at the fair market value of $9.6875 on May 19, 1995 which are also outstanding. An additional 1,000 options were granted to Robert Greenes on June 10, 1991 at the fair market price on such date of $4.6875. Mr. Greenes exercised such 1,000 options in June 1992. Mr. Richard Brandt waived his right to receive 2,500 options upon his retirement as an employee.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Corporation's executive officers and directors are required under
Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission and American Stock Exchange. Copies of those reports must also be furnished to the Corporation.

     Based solely on a review of the copies of reports furnished to the Corporation and the Corporation's monthly reporting compliance program, the Corporation believes that during the preceding year all filing requirements applicable to executive officers and directors were met except Mr. Michael R. Mulcahy inadvertently failed to report by February 14, 1995 on the grant of an option in May 1994 because the option agreement was not delivered until February 1995. Such report was filed on March 3, 1995. In addition, Messrs. Matthew Brandt and Thomas Brandt each inadvertently failed to report by February 14, 1995 on a gift of Class B Stock on December 28, 1994. Such reports were filed in the second week of March 1995.

                  STOCKHOLDER PROPOSALS -- 1996 ANNUAL MEETING


     If any stockholder desires to submit a proposal for action at the 1996 annual meeting, such proposal must be received by the Secretary of the Corporation on or before December 13, 1995. Nominations for directors at the 1996 annual meeting by stockholders must be in accordance with Article 4(c) of the Corporation's By-Laws and received on or before January 18, 1996. Shareholder Communications Corporation will assist in the proxy solicitation for a fee of $5,000 plus out-of-pocket expenses.


                              COST OF SOLICITATION

     The cost of preparing and mailing material in connection with the solicitation of proxies is to be borne by the Corporation. Solicitation will be made by the Corporation's regular employees in the total approximate number of ten. Solicitation will be made by mail, telegram, telephone and in person.

                                          By Order of the Board of Directors

                                          ANGELA D. TOPPI
                                          Secretary

Dated: Norwalk, Connecticut

       April 12, 1995

                                                                       EXHIBIT A

                          PROPOSED NEW ARTICLE FOURTH

     (a) "FOURTH: The aggregate number of shares of stock of all classes which the Corporation shall have authority to issue is 10,000,000, consisting of 5,500,000 shares of Common Stock having a par value of $1.00 per share, 3,000,000 shares of Class A Stock having a par value of $1.00 per share, 1,000,000 shares of Class B Stock having a par value of $1.00 per share, and 500,000 shares of Preferred Stock having a par value of $1.00 per share.

     The powers, preferences and the relative, participating, optional and other rights and the qualifications, limitations and restrictions thereof, of each class of stock, and the express grant of authority to the Board of Directors to fix by resolution the designations and the powers, preferences and rights of each share of Preferred Stock and the qualifications, limitations and restrictions thereof, which are not fixed by this Certificate of Incorporation, are as follows:

A.  COMMON STOCK AND CLASS B STOCK

     I. Dividends, etc. Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation, as amended from time to time, holders of Common Stock, Class A Stock and Class B Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation as may be declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor, provided that in the case of cash dividends, if at any time a cash dividend is paid on the Common Stock, a cash dividend will also be paid on the Class A Stock in an amount per share of Class A Stock equal to 110% of the amount of the cash dividends paid on each share of the Common Stock (rounded up, if necessary to the nearest one-hundredth of a cent) and on Class B Stock in an amount per share of Class B Stock equal to 90% of the amount of the cash dividends paid on each share of the Common Stock (rounded down, if necessary, to the nearest one-hundredth of a cent), and provided that in no event shall dividends and other distributions be paid on any of the Common Stock, Class A Stock and Class B Stock unless the other such classes of stock also receive dividends subject to the above provisions for the requirement of the respective higher cash dividends for Class A Stock and Common Stock, and provided, further, that in the case of dividends or other distributions payable in stock of the Corporation other than Preferred Stock, including distributions pursuant to stock splits or divisions of stock of the Corporation other than Preferred Stock, which occur after the initial issuance of shares of Class A Stock and Class B Stock by the Corporation, except as specifically provided herein, only shares of Common Stock shall be distributed with respect to Common Stock, only shares of Class A Stock in an amount per share equal to the amount per share paid with respect to the Common Stock shall be distributed with respect to the Class A Stock and only shares of Class B Stock in an amount per share equal to the amount per share paid with respect to the Common Stock shall be distributed with respect to Class B Stock, except that the Board of Directors may declare a distribution of Class A Stock proportionately to all holders of Common Stock, Class A Stock and Class B Stock, and that, in the case of any combination or reclassification of the Common Stock, the shares of Class A Stock and Class B Stock shall also be combined or reclassified, so that the number of shares of Class A Stock and Class B Stock outstanding immediately following such combination or reclassification shall bear the same relationship to the number of shares of Class A Stock and Class B Stock outstanding immediately prior to such combination or reclassification as the number of shares of Common Stock outstanding immediately following such combination or reclassification bears to the number of shares of Common Stock outstanding immediately prior to such combination or reclassification.

     II. VOTING: (a) At every meeting of the stockholders every holder of Common Stock shall be entitled to one (1) vote in person or by proxy for each share of Common Stock, standing in his name on the transfer books of the Corporation and every holder of Class B Stock shall be entitled to ten (10) votes in person or by proxy for each share of Class B Stock standing in his name on the transfer books of the Corporation subject to the following provisions:


          (i) The holders of the Common Stock, voting separately as a class, shall have the right at each meeting of stockholders with respect to election of directors following the filing of this Certificate of

     Amendment, to elect such number of directors who, together with all other directors previously elected by the holders of Common Stock (the "Common Stock Directors") and whose terms are not expiring at such meeting, constitute twenty-five percent (25%) of the total number of directors of the entire Board of Directors. Such right to elect directors shall be in accordance with this Certificate of Incorporation and the By-Laws of the Corporation in effect from time to time. The remaining directors of the Board of Directors shall be elected by the holders of Class B Stock voting separately as a class. In the event that twenty-five percent (25%) of the number of directors so fixed at any time is not a whole number, the number of Common Stock Directors shall be rounded up to the nearest whole number. Notwithstanding the foregoing, in no event shall the Common Stock Directors constitute more than twenty-five percent (25%) (or the next highest whole number) of the entire Board of Directors and, in the event that on the record date of any stockholder meeting with respect to the election of directors the number of Common Stock Directors whose terms are not expiring at such stockholder meeting, constitute at least twenty-five percent (25%) of the entire Board of Directors, the holders of Common Stock shall have no vote in the election of directors at such meeting and no Common Stock Directors shall be elected at such meeting.

          (ii) If on the record date of any stockholder meeting with respect to the election of directors the number of shares of Class B Stock which is issued and outstanding is less than twelve-and-a-half percent (12 1/2%) of the total number of shares of Common Stock and Class B Stock which is issued and outstanding, the holders of the Common Stock shall vote separately as a class to elect twenty-five percent (25%) of the directors to be elected in the manner specified in Paragraph A II (b)(i) of this Article FOURTH, and shall also be entitled to vote in the election of the remaining directors to be elected, together with the holders of the Class B Stock, voting, for this purpose as one class, with each share of Common Stock entitled to one (1) vote and each share of Class B Stock entitled to ten (10) votes.

          (iii) In the event that the continued listing for trading of the Corporation's Common Stock on the American Stock Exchange no longer requires twenty-five percent (25%) of the number of directors to be elected by the holders of the Common Stock in the manner specified in Paragraph A II (a)(i) and (ii) of this Article FOURTH, then such right of the holders of Common Stock to elect twenty-five percent (25%) of the number of directors shall cease and at all elections of directors following such change, the Common Stock and Class B Stock shall vote in the election of directors as one class, with each share of Common Stock entitled to one (1) vote and each share of Class B Stock entitled to ten (10) votes.

          (iv) The holders of Class A stock shall not be entitled to vote at any meeting of the stockholders or otherwise, except as may be specifically required by applicable law.

     (b) The provisions of this Article FOURTH of the Certificate of Incorporation shall not be modified, revised, altered or amended, repealed or rescinded in whole or in part, without the affirmative vote of a voting majority of the shares of the Common Stock and of a voting majority of the shares of the Class B Stock, each voting separately as a class.

     (c) The Corporation may not effect or consummate:

          (1) any merger or consolidation of the Corporation with or into any other corporation;

          (2) any sale, lease exchange or other disposition of all or substantially all of the assets of the Corporation to or with any other person; or

          (3) any dissolution of the Corporation,


unless and until such transaction is authorized by the vote, if any, required by Articles NINTH and TWELFTH of this Certificate of Incorporation and by Delaware law; and unless and until such transaction is authorized by a majority of the voting power of the shares of Common Stock and of Class B Stock entitled to vote, each voting separately as a class, but the foregoing shall not apply to any merger or other transaction described in the preceding subparagraphs (1) and
(2) if the other party to the merger or other transaction is a Subsidiary of the Corporation.

     For purposes of this paragraph (c) a "Subsidiary" is any corporation more than 50% of the voting securities of which are owned directly or indirectly by the Corporation; and a "person" is any individual, partnership, corporation or entity.

     (d) Following the initial issuance of shares of Class B Stock, the Corporation may not effect the issuance of any additional shares of Class B Stock (except in amounts per share equal to the amount of Common Stock per share paid with respect to the Common Stock in connection with stock splits and stock dividends) unless and until such issuance is authorized by the holders of a majority of the voting power of the shares of Common Stock and by the holders of a majority of the voting power of Class B Stock entitled to vote, each voting separately as a class.

     (e) Every reference in this Certificate of Incorporation to a majority or other proportion of shares of stock shall refer to such majority or other proportion of the votes of such shares of stock.

     (f) Except as may be otherwise required by law or by this Article FOURTH, the holders of Common Stock and Class B Stock shall vote together as a single class, subject to any voting rights which may be granted to holders of Preferred Stock.

     III.  TRANSFER.

     (a) No person holding shares of Class B Stock of record (hereinafter called a "Class B Holder") may transfer, and the Corporation shall not register the transfer of, such shares of Class B Stock, as Class B Stock, whether by sale, assignment, gift, bequest, appointment or otherwise, except to a Permitted Transferee and any attempted transfer of shares not permitted hereunder shall be converted into Common Stock as provided by subsection (d) of this Section III. A Permitted Transferee shall mean, with respect to each person from time to time shown as the record holder of shares of Class B Stock:

          (i) In the case of a Class B Holder who is a natural person;

             (A) The spouse of such Class B Holder and any lineal ancestor and descendant of such spouse, any lineal ancestor or descendant of such Class B Holder's parents, including adopted children and any spouse of such lineal descendant or ancestor and such spouse's lineal ancestors and descendants (which ancestors and descendants, their spouses and any lineal ancestors and descendants of such spouse, the Class B Holder, and his or her spouse are herein collectively referred to as "Class B Holder's Family Members");

             (B) The trustee of a trust (including a voting trust) principally for the benefit of such Class B Holder, such Class B Holder's Family Members and/or one or more of his or her other Permitted Transferees described in each subclause of this clause (i) other than this subclause
        (B), provided that such trust may also grant a general or special power of appointment to one or more of such Class B Holder's Family Members and may permit trust assets to be used to pay taxes, legacies and other obligations of the trust or of the estates of one or more of such Class B Holder's Family Members payable by reason of the death of any of such Family Members;

             (C) A corporation if a majority of the beneficial ownership of outstanding capital stock of such corporation which is entitled to vote for the election of directors is owned by, or a partnership if a majority of the beneficial ownership of the partnership is held by, the Class B Holder or his or her Permitted Transferees determined under this clause (i), provided that if by reason of any change in the ownership of such stock or partnership interests, such corporation or partnership would no longer qualify as a Permitted Transferee, all shares of Class B Stock then held by such corporation or partnership shall, upon the election of the Corporation given by written notice to such corporation or partnership, without further act on anyone's part, be converted into shares of Common Stock effective upon the date of the giving of such notice, and stock certificates formerly representing such shares of Class B Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock; and


             (D) The estate of such Class B Holder.

          (ii) In the case of a Class B Holder holding the shares of Class B Stock in question as trustee pursuant to a trust (other than a trust described in clause (iii) below), "Permitted Transferee" means (A) any person transferring Class B Stock to such trust and (B) any Permitted Transferee of any such transferor determined pursuant to clause (i) above.

          (iii) In the case of a Class B Holder holding the shares of Class B Stock in question as trustee pursuant to a trust which was irrevocable on the record date (hereinafter in this Section III called the "Record Date") for determining the persons to whom the Class B Stock is first issued by the Corporation, "Permitted Transferee" means (A) any person to whom or for whose benefit principal may be distributed either during or at the end of the term of such trust whether by power of appointment or otherwise and (B) any Permitted Transferee of any such person determined pursuant to clause
     (i) above.

          (iv) In the case of a Class B Holder which is a corporation or partnership acquiring record and beneficial ownership of the shares of Class B Stock in question upon its initial issuance by the Corporation, "Permitted Transferee" means (A) any partner of such partnership, or stockholder of such corporation, on the Record Date, (B) any person transferring such shares of Class B Stock to such corporation or partnership, and (C) any Permitted Transferee of any such person, partner, or stockholder referred to in subclauses (A) and (B) of this clause (iv), determined under clause (i) above.

          (v) In the case of a Class B Holder which is a corporation or partnership (other than a corporation or partnership described in clause
     (iv) above) holding record and beneficial ownership of the shares of Class B Stock in question, "Permitted Transferee" means (A) any person transferring such shares of Class B Stock to such corporation or partnership and (B) any Permitted Transferee of any such transferor determined under clause (i) above.

          (vi) In the case of a Class B Holder which is the estate of a deceased Class B Holder, or which is the estate of a bankrupt of insolvent Class B Holder, which holds record and beneficial ownership of the shares of Class B Stock in question, "Permitted Transferee" means a Permitted Transferee of such deceased, bankrupt or insolvent Class B Holder as determined pursuant to clause (i), (ii), (iii), (iv) or (v) above, as the case may be.

     (b) Notwithstanding anything to the contrary set forth herein, any Class B Holder may pledge such Holder's share of Class B Stock to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness due to the pledgee, provided that such shares shall not be transferred to or registered in the name of the pledgee and shall remain subject to the provisions of this
Section III. In the event of foreclosure or other similar action by the pledgee, such pledged shares of Class B Stock may only be transferred to a Permitted Transferee of the pledgor or converted into shares of Common Stock, as the pledgee may elect.

     (c) For purposes of this Section III:

          (i) The relationship of any person that is derived by or through legal adoption shall be considered a natural one.

          (ii) Each joint owner of shares of Class B Stock shall be considered a "Class B Holder" of such shares.

          (iii) A minor for whom shares of Class B Stock are held pursuant to a Uniform Gifts to Minors Act or similar law shall be considered a Class B Holder of such shares.

          (iv) Unless otherwise specified, the term "person" means both natural persons and legal entities.

          (v) Without derogating from the election conferred upon the Corporation pursuant to subclause (C) of clause (i) above, each reference to a corporation shall include any successor corporation resulting from merger or consolidation and each reference to a partnership shall include any successor partnership resulting from the death or withdrawal of a partner.


     (d) Any transfer of shares of Class B Stock not permitted hereunder shall result in the conversion of the transferee's shares of Class B Stock into shares of Common Stock, effective the date on which certificates representing such shares are presented for transfer on the books of the Corporation. The Corporation may, in connection with preparing a list of stockholders entitled to vote at any meeting of stockholders, or as a condition to the transfer or the registration of shares of Class B Stock on the Corporation's books, require the furnishing of such affidavits or other proof as it deems necessary to establish that any person is the beneficial owner of shares of Class B Stock or is a Permitted Transferee.

     (e) At any time when the number of outstanding shares of Class B Stock as reflected on the stock transfer books of the Corporation falls below 5% of the aggregate number of the issued and outstanding shares of the Common Stock and Class B Stock of the Corporation, or the Board of Directors and the holders of a majority of the outstanding shares of Class B Stock approve the conversion of all of the Class B Stock into Common Stock, then, immediately upon the occurrence of either such event, the outstanding shares of Class B Stock shall be converted into shares of Common Stock. In the event of such a conversion, certificates formerly representing outstanding shares of Class B Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.

     (f) Shares of Class B Stock shall be registered in the names of the beneficial owners thereof and not in "street" or "nominee" name. For this purpose, a "beneficial owner" of any shares of Class B Stock shall mean a person who, or an entity which, possesses the power, either singly or jointly, to direct the voting or disposition of such shares. The Corporation shall note on the certificates for shares of Class B Stock the restrictions on transfer and registration of transfer imposed by this Section III.

     IV.  CONVERSION RIGHTS.

     (a) Subject to the terms and conditions of this Section IV, all outstanding shares of Class A Stock shall be converted into fully paid and nonassessable shares of Common Stock, immediately and without any action on the part of the holder of such stock, in the event the Class B Stock is converted into Common Stock in accordance with the provisions of subsection (e) of Section III of this Article Fourth. Upon conversion, the shares of Common Stock issued shall be subject to the same dividends or distributions theretofore declared but not paid or issued on the Class A Stock immediately prior to conversion but the Corporation shall not make any payment or adjustment on account of any dividends or distributions declared but not paid or issued on the Common Stock on such conversion. In the event of such conversion, certificates formerly representing shares of Class A Stock shall thereupon and thereafter be deemed to represent the like number of shares of Common Stock.


     (b) Subject to the terms and conditions of this Section IV, each Share of Class B Stock shall be convertible at any time or from time to time, at the option of the respective holder thereof, at the office of any transfer agent for Class B Stock, and at such other place or places, if any, as the Board of Directors may designate, or, if the Board of Directors shall fail so to designate, at the principal office of the Corporation (attention of the Secretary of the Corporation), into one (1) fully paid and nonassessable share of Common Stock. Upon conversion, the Corporation shall make no payment or adjustment on account of dividends accrued or in arrears on Class B Stock surrendered for conversion or on account of any dividends on the Common Stock issuable on such conversion. Before any holder of Class B Stock shall be entitled to convert the same into Common Stock, he shall surrender the certificate or certificates for such Class B Stock at the office of said transfer agent (or other place as provided above), which certificate or certificates, if the Corporation shall so request, shall be duly endorsed to the Corporation or in blank or accompanied by proper instruments of transfer to the Corporation or in blank) (such endorsements or instruments of transfer to be in form satisfactory to the Corporation), and shall give written notice to the Corporation at said office that he elects so to convert said Class B Stock in accordance with the terms of this Section IV, and shall state in writing therein the name or names in which he wishes the certificate or certificates for Common Stock to be issued. Every such notice of election to convert shall constitute a contract between the holder of such Class B Stock and the Corporation, whereby the holder of such Class B Stock shall be deemed to subscribe for the amount of Common Stock which he shall be entitled to receive upon such conversion, and, in satisfaction of such subscription, to deposit the Class B Stock to be converted and to release the Corporation from all liability thereunder, and thereby the Corporation shall be deemed to agree that the surrender of the certificate or certificates therefor and the extinguishment of liability thereon shall constitute full payment of such subscription for Common Stock to be issued upon such conversion. The Corporation will as soon as practicable after such deposit of a certificate or certificates for Class B Stock, accompanied by the written notice and the statement above prescribed, issue and deliver at the office of said transfer agent (or other place as provided above) to the person for whose account such Class B Stock was so surrendered, or to his nominee or nominees, a certificate or certificates for the number of full shares of Common Stock to which he shall be entitled as aforesaid. Subject to the provisions of subsection (d) of this Section IV, such conversion shall be deemed to have been made as of the date of such surrender of the Class B Stock to be converted; and the person or persons entitled to receive the Common Stock issuable upon conversion of such Class B Stock shall be treated for all purposes as the record holder or holders of such Common Stock on such date.

     (c) The issuance of certificates for shares of Common Stock upon conversion of shares of Class B Stock shall be made without charge for any stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of the share or shares of Class B Stock converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid.

     (d) The Corporation shall not be required to convert Class B Stock and no surrender of Class B Stock shall be effective for that purpose, while the stock transfer books of the Corporation are closed for any purpose; but the surrender of Class B Stock for conversion during any period while such books are so closed shall become effective for conversion immediately upon the reopening of such books, as if the conversion had been made on the date such Class B Stock was surrendered.

     (e) The Corporation covenants that it will at all times reserve and keep available, solely for the purpose of issue upon conversion of the outstanding shares of Class A Stock and Class B Stock, such number of shares of Common Stock as shall be issuable upon the conversion of all such outstanding shares, provided that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of the conversion of the outstanding shares of Class A Stock and Class B Stock by delivery of shares of Common Stock which are held in the treasury of the Corporation. The Corporation covenants that if any shares of Common Stock, required to be reserved for purposes of conversion hereunder, require registration with or approval of any governmental authority under any federal or state law before such shares of Common Stock may be issued upon conversion, the Corporation will use its best efforts to cause such shares to be duly registered or approved, as the case may be. The Corporation will endeavor to list the shares of Common Stock required to be delivered upon conversion prior to such delivery upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery. The Corporation covenants that all shares of Common Stock which shall be issued upon conversion of the shares of Class A Stock and Class B Stock, will, upon issue, be fully paid and nonassessable and not entitled to any preemptive rights.


     V. LIQUIDATION RIGHTS. In the event of any dissolution, liquidation or winding up of the affairs of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of each series of Preferred Stock shall be entitled to receive, out of the net assets of the Corporation, an amount for each share equal to the amount fixed and determined by the Board of Directors in any resolution or resolutions providing for the issuance of any particular series of Preferred Stock, plus an amount equal to all dividends accrued and unpaid on shares of such series to the date fixed for distribution, and no more, before any of the assets of the Corporation shall be distributed or paid over to the holders of Common Stock. After payment in full of said amounts to the holders of Preferred Stock of all series, the remaining assets and funds of the Corporation shall be divided among and paid ratably to the holders of Common Stock, Class A Stock and Class B Stock (considered for this purpose as one class). If, upon such dissolution, liquidation or winding up, the assets of the Corporation distributable as aforesaid among the holders of Preferred Stock of all series shall be insufficient to permit full payment to them of said preferential amounts, then such assets shall be distributed among such holders, first in the order of their respective preferences, and second, as to such holders who are next entitled to such assets and who rank equally with regard to such assets, ratably in proportion to the respective total amounts which they shall be entitled to receive as provided in this Section V. A merger or consolidation of the Corporation with or into any other corporation or a sale or conveyance of all or any part of the assets of the Corporation (which shall not in fact result in the liquidation of the Corporation and the distribution of assets to stockholders) shall not be deemed to be a voluntary or involuntary liquidation or dissolution or winding up of the Corporation within the meaning of this Section V.

B.  PREFERRED STOCK.

     The Board of Directors is authorized, subject to limitations prescribed by law and the provisions of this Article FOURTH, to provide for the issuance of the preferred shares in series, and by filing a certificate pursuant to the General Corporation Law of Delaware, to establish the number of shares to be included in each such series, and to fix the designations, relative rights, preferences and limitations of the shares of each such series. The authority of the Board with respect to each series shall include, but not be limited to, determination of the following:

          (a) The number of shares constituting that series and the distinctive designations of that series;

          (b) The dividend rate on the shares of that series, whether dividends shall be cumulative and, if so, from which date or dates, and the relative rights or priority, if any, of payment of dividends on shares of that series;

          (c) Whether that series shall have voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights;

          (d) Whether that series shall have conversion privileges and, if so, the terms and conditions of such conversion, including provision for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (e) Whether or not the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

          (f) Whether that series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amount of such sinking fund;

          (g) The rights of the shares of that series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series;

          (h) Any other relative rights, preferences and limitations of that series.

     Dividends on outstanding preferred shares shall be declared and paid, or set apart for payment, before any dividends shall be declared and paid, or set apart for payment, on the common shares with respect to the dividend period.

     Any and all such shares issued, and for which the full consideration has been paid or delivered shall be deemed fully paid stock and the holder of such shares shall not be liable for any further call or assessment or any other payment thereon.

C.  AUTHORIZED SHARES OF CAPITAL STOCK.


     Except as may be provided in the terms and conditions fixed by the Board of Directors for any series of Preferred Stock, and in addition to any other vote that may be required by statute, stock exchange regulations, this Certificate of Incorporation or any amendment hereof, the number of authorized shares of any class or classes of stock of the Corporation may be increased or decreased by the affirmative vote of the holders of a majority of the outstanding shares of stock of the Corporation entitled to vote. In the event no shares of Class A Stock are outstanding five years from the date of authorization by the stockholders, the Board of Directors may at any time thereafter retire and thereby eliminate the Class A Stock from the certificate of incorporation and reduce accordingly the number of authorized shares of capital stock of the Corporation."

                                                                       EXHIBIT B

                             1995 STOCK OPTION PLAN
                                       OF
                             TRANS-LUX CORPORATION

     1. Purpose. The purpose of this Plan is to enable the Corporation to attract and keep able and qualified officers, key executives and employees of the Corporation and its subsidiaries, as defined in Section 425(f) of the Internal Revenue Code of 1986, as amended, by offering them an opportunity to participate in the growth and development of the Corporation through stock ownership, and to thereby provide additional incentive for them to promote the success of the business.

     2. Stock Subject to the Plan. The shares of stock to be offered pursuant to this Plan shall be shares of the Corporation's authorized Common Stock and/or Class A Stock (if such Class A stock is approved at the May 18, 1995 annual meeting of stockholders), and may be unissued shares or reacquired shares. The aggregate amount of stock which may be delivered upon exercise of all options granted under the Plan shall not be more than 50,000 shares. Shares subject to but not delivered under any option terminating or expiring for any reason prior to the exercise thereof by the optionee in full shall be deemed available for options thereafter granted during the continuance of the Plan. Options granted may be "Incentive Stock Options" or "Non-Statutory Stock Options".

     3. Administration of the Plan. The Board of Directors shall appoint a Compensation Committee (hereinafter called "Committee"), which shall consist of not less than three members who are not employees of the Corporation. Each member of the Committee, while serving as such, shall also be a member of the Board of Directors of the Corporation. Subject to the provisions of the Plan, the Committee shall have plenary authority in its sole discretion to determine the employees of the Corporation and its subsidiaries to whom options may be granted, the number and class of shares to be embraced in each of the options and the time or times at which options shall be granted; to interpret the Plan; and to prescribe, amend, and rescind rules and regulations relating to it; provided, however, that options shall be granted in accordance with the provisions of paragraphs 4 and 5 hereof. The Board of Directors may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable. A majority of its members shall constitute a quorum. All actions of the Committee shall be taken by a majority of its members. Any action may be taken by a written instrument signed by a majority of the members and actions so taken shall be fully as effective as if it had been taken by a vote of a majority of the members at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings, and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     4. Employees to Whom Options May be Granted. Options may be granted to such qualified officers, key executives and employees of the Corporation and of its subsidiaries who, in the opinion of the Committee, perform services of special importance to the management, operation and development of the business of the Corporation or any of its subsidiaries. The Committee shall determine those employees to be granted options and the number and class of shares to be subject to each option so granted, provided, however, that the option shall be granted only by resolution adopted by the Board of Directors of this Corporation if it is to an employee who is not subject to Section 16 of the Securities Exchange Act of 1934. Options granted to employees who are subject to said
Section 16 shall be granted by resolution of the Committee. Employees may receive more than one (1) option under the Plan, but the aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may exercise incentive stock options for the first time in any calendar year (under all such plans of the Corporation and its subsidiaries) shall not exceed $100,000.


     5. Option Price. The purchase price of the Common Stock and/or Class A Stock under each option shall be determined by the Committee, but shall not be less than the fair market value of the stock at the time of granting of the option except that in the case of Non-Statutory Stock Options, the price may be such lesser price as determined by the Committee. Such fair market value shall be taken by the Committee as the average between the high and low sale price of the Common Stock and/or Class A Stock of the Corporation as quoted on a national securities exchange or other market on the date the option is granted, or, if there is no such sale on that date, then on the last previous day on which such a sale was reported. If the option holder owns more than 10% of the total combined voting power of the Corporation, the purchase price of Incentive Stock Options shall not be less than 110% of the fair market value on the date of grant.

     6. Term of Option. The term of each option granted pursuant to the Plan shall be for a period not exceeding ten (10) years from the date of granting thereof, except that if the option holder owns more than 10% of the total combined voting power of the Corporation and the option is an Incentive Stock Option, such period shall not exceed five (5) years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

     7. Exercise of Options. An option when and after it becomes exercisable may be exercised at any time, or from time to time during its term as to any part of or all of the shares which shall be optioned, provided, however, that:

          (a) an option may not be exercised as to less than 100 shares at any one time (or the remaining shares then purchasable under the option if the same is less than 100 shares);

          (b) the purchase price of the shares as to which an option shall be exercised shall be paid in full in cash and/or by delivery of shares of the same class of the Corporation valued at the closing price of such Common Stock and/or Class A Stock, as the case may be, on the American Stock Exchange or other market on the date of exercise thereof;

          (c) each option shall be subject to the following additional conditions, precedent and restrictions thereon with respect to its exercise:

             (i) Each employee to whom an option is granted under the Plan must remain in the continuous employ of the Corporation or one of its subsidiaries for one year from the date the option is granted or such shorter period as permitted by the Committee before he or she shall have the right to exercise any part thereof. Thereafter all or any part of the shares covered by each option may be purchased at any time or from time to time during the option period, provided, however, that no option may be exercised unless the optionee is at the time of such exercise in the employ of the Corporation or one of its subsidiaries, and shall have been continuously so employed since the grant of his or her option, except as otherwise permitted in Paragraph 8. Absence on leave, approved by the Committee, shall not be considered an interruption of employment for any purpose of the Plan.

             (ii) No option shall be transferable by a participant otherwise than by will or by the laws of descent and distribution and is exercisable during his or her lifetime only by the optionee.

             (iii) Neither this Plan nor the granting of any option hereunder shall be deemed to confer upon any optionee any right with respect to continuation of employment by the Corporation or any subsidiary, nor in any way interfere with or affect the right of the optionee or the Corporation's right to terminate his or her employment at any time.

             (iv) Each optionee shall agree that unless and until the shares are registered under the Securities Act of 1933, he or she will purchase the optioned shares for investment and not with any present intention to resell the shares.

     8.  Limitations on Participation.


          (a) If an optionee shall cease to be employed by the Corporation or one of its subsidiaries for any reason (other than death or disability), he or she may, but only within the 90 days next succeeding such cessation of employment, exercise the option to the extent that he or she was entitled to exercise it at the date of such cessation, unless he or she was discharged for cause. If an optionee shall be discharged for cause, the option shall terminate on the date of such discharge and the optionee shall forfeit any and all rights which may have accrued prior thereto. The Committee's determination that an optionee was discharged for cause shall be final and absolute, and shall not be subject to question by the optionee or the

     Corporation. All options to the extent not exercisable on the date of cessation of employment shall be forfeited.

          (b) Retirement shall be deemed a cessation of employment within the meaning of this Plan.

          (c) In the event of death of an optionee while in the employ of the Corporation or any of its subsidiaries, the option theretofore granted to the optionee shall be exercisable only within nine (9) months next following the date of his or her death by the person or persons to whom the optionee's rights under the option shall pass by the optionee's will or the laws of descent and distribution, or within six (6) months after the date of the appointment of an administrator or executor of the estate of such optionee, whichever date shall sooner occur, and then only if and to the extent that he or she was entitled to exercise it at the date of death, provided, however, that the optionee shall be deemed to be so entitled even if such death shall have taken place prior to the expiration of one (1) year from the date of the granting of the option, anything in this Plan to the contrary notwithstanding, if the Committee so determines.

          (d) In the event that an optionee becomes permanently and totally disabled while in the employ of the Corporation or any of its subsidiaries, the optionee may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise the option to the extent that he or she was entitled to exercise, but in no event after the expiration of the option. For this purpose, an optionee shall be considered permanently and totally disabled if he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve
     (12) months. An optionee shall not be considered to be permanently and totally disabled unless the optionee furnishes proof of the existence thereof in such form and manner, and at such times, as the Committee may require. The Committee's determination of whether the optionee is permanently and totally disabled shall be final and absolute, and shall not be subject to question by the optionee, a representative of the optionee, or the Corporation.

     9. Adjustments Upon Changes in Capitalization. In the event of changes in the outstanding Common Stock and Class A Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations, or exchanges of shares, separations, reorganizations, or liquidations, the number and class of shares available under the Plan and the aggregate and the maximum number of shares as to which options may be granted to any employee shall be correspondingly adjusted by the Committee. No adjustment shall be made in the minimum number of shares which may be purchased at any time.

     10. Effectiveness of the Plan. The Plan shall become effective on such date as the Board of Directors shall determine, but only after:

          (a) The stockholders shall have approved the Plan by an affirmative vote of the majority of the outstanding shares of capital stock entitled to vote as a single class within twelve (12) months following the adoption of the Plan by the Board of Directors;

          (b) if not previously listed, the shares of the Common Stock and/or Class A Stock reserved for the Plan shall have been duly listed, upon official notice of issuance, upon the national exchange whereon they are traded and registered under the Securities Exchange Act of 1934, as amended; and

          (c) the Board of Directors shall have been advised by counsel that all applicable legal requirements have been complied with.

     11. Time of Granting Options. Whenever the Board of Directors or Committee shall designate a person for the receipt of an option, the Corporation shall forthwith send notice thereto to the designee. The date of such notice shall be the date of granting the option to such participant for all purposes of this Plan. The notice shall be in the form of a Grant approved by the Board of Directors of this Corporation.


     12. Amendments and Termination of the Plan. The Plan shall terminate on March 9, 2005, and an option shall not be granted under the Plan after that date. The Board of Directors without further approval of the stockholders, may at any time suspend or terminate the Plan or amend it from time to time in such respects as it may deem advisable in order that options granted hereunder as Incentive Stock Options shall be "Incentive Stock Options" as defined in Section 422A of the Internal Revenue Code of 1986, or to conform to any change in applicable law or to regulations or rulings of administrative agencies, or may so amend it in any other respect not involving a substantial departure from the principles herein set forth; provided, however, that no amendment shall be effective without prior approval of a majority of the holders of the issued and outstanding shares of capital stock of the Corporation entitled to vote, which would: (a) except as specified in paragraph 9, increase the number of shares for which options may be granted under the Plan; (b) change the eligibility requirements for individuals entitled to receive options hereunder; (c) the manner of determining option prices; (d) the period during which options may be granted or exercised or (e) the provisions relating to adjustments to be made in changes in capitalization. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing option, adversely affect the holder's rights under such option.

     13. Restriction on Issuance of Shares. The Corporation shall not be obligated to sell or issue any shares pursuant to any stock option agreement unless:

          (a) the shares with respect to which the option is being exercised have been registered under the Securities Act of 1933, as amended, or are exempt from such registration; and

          (b) the prior approval of such sale or issuance has been obtained from any State regulatory body having jurisdiction.


     14. Class A Stock. All references to Class A Stock herein are subject to approval of such class of stock at the Corporation's May 18, 1995 annual meeting of stockholders. If such class is not authorized by stockholders, then the only shares of stock offered pursuant to this Plan shall be Common Stock.

                    (INCENTIVE) (NON-STATUTORY) STOCK OPTION

     GRANT made this      day of           , 19     , by TRANS-LUX CORPORATION,
a Delaware corporation having its office at 110 Richards Avenue, Norwalk,
Connecticut (hereinafter called the "Corporation") to           residing at
          (hereinafter called the "Employee").

     WHEREAS, Corporation has heretofore adopted the TRANS-LUX CORPORATION 1995 STOCK OPTION PLAN for the benefit of its employees and the employees of its subsidiaries, which Plan has been approved by Corporation's stockholders; and

     WHEREAS, the said 1995 Stock Option Plan makes the granting of an option to Employee effective on the date hereof,

     FIRST: Subject to all of the provisions hereinafter set forth and the terms and provisions of the 1995 Stock Option Plan, Corporation grants to Employee the right and option (hereinafter called the "Option") to purchase all
or any part of an aggregate of           (     ) shares of the        Stock* of
Corporation (such number being subject to adjustment as provided in paragraph SEVENTH hereof).

     SECOND:  The purchase price of the shares of Corporation's        Stock*
covered by the Option shall be           ($          ) per share.

     THIRD: The term of the Option shall be for a period of ten (10)** years from the date hereof subject to earlier termination as provided in paragraphs FIFTH and SIXTH hereof. The Option may be exercised at any time, or from time to time, during its term, as to any part or all of the shares covered by the Option provided, however, that an Option may not be exercised as to less than one hundred (100) shares at any time (or the remaining shares then purchasable under the Option if the same is less than one hundred (100) shares, and further provided that except as otherwise provided in paragraph SIXTH hereof, Employee, at the time of exercise of the Option, shall have been continuously employed by Corporation, or one of its subsidiaries, for a period of one (1) year from the date hereof. (Absence on leave approved by or on behalf of the employing corporation, shall not be considered an interruption of employment for the purpose hereof.)

     The holder of the Option shall not have any of the rights of a stockholder with respect to the shares covered by the Option except to the extent that any such shares shall be actually delivered upon the due exercise of the Option. The Option may not be exercised unless at the date of exercise a registration statement under the Securities Exchange Act of 1934, as amended, relating to the shares covered by the Option, shall be in effect, and such shares shall have been duly listed, upon official notice of issuance, upon the national exchange wherein they are traded.

     FOURTH: The Option herein granted may not be assigned, transferred, pledged or hypothecated in any way, shall not be subject to execution, attachment or similar process and shall not be transferable or assignable by operation of law except that the Option shall be assignable or transferable under and pursuant to the last will and testament of Employee or the laws of descent and distribution. The Option may be exercised during the lifetime of the Employee only by Employee. The granting of the Option herein granted to Employee shall not in any way be deemed to confer upon Employee any right to continuation of employment by the Corporation, or any subsidiary of Corporation nor shall it in any way interfere or affect the right of Corporation or any subsidiary of Corporation who shall be the employer of Employee, to terminate Employee's employment hereunder.

     FIFTH: If Employee shall cease to be employed by Corporation or one of its subsidiaries for any reason other than death, disability or discharge for cause, Employee may, but only within 90 days next succeeding such cessation of employment, exercise the Option herein granted to the extent that Employee shall be

- ---------------

* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if stockholders do not approve the Class A Stock.


** Five (5) years if the Employee owns more than ten percent (10%) of the total combined voting power of the Corporation and the Option is an Incentive Stock Option.

entitled to exercise it at the date of such cessation of employment. If Employee shall be discharged for cause, the Option herein granted shall terminate on the date of such discharge and Employee shall forthwith forfeit any and all rights which may have accrued prior thereto. Any determination by or on behalf of the employing corporation of Employee that Employee was discharged for cause shall be final and absolute and shall not be subject to any question by Employee.

     SIXTH: (a) In the event of the death of Employee while in the employ of Corporation or any of its subsidiaries, the Option herein granted shall be exercisable only within nine (9) months next following the date of Employee's death by the person or persons to whom the rights under the Option shall pass by the Employee's will or by the laws of descent and distribution or within six (6) months after the date of the appointment of an administrator or executor of the estate of the Employee, whichever date shall sooner occur, and then only if and to the extent that Employee was entitled to exercise the Option at the date of death; provided, however, that anything hereinbefore contained to the contrary notwithstanding, the Employee shall be deemed, in the sole and absolute discretion of the Compensation Committee of the Board of Directors of the Corporation, to be so entitled to exercise the Option herein granted in such number of shares, if any, as the Compensation Committee of the Board of Directors of the Corporation determines in its sole and absolute discretion, even if death shall take place prior to the expiration of one (1) year from the date hereof.

          (b) In the event that Employee becomes permanently and totally disabled while in the employ of the Corporation or one of its subsidiaries the Employee may, but only within one (1) year next succeeding the day of the commencement of such disability, exercise the Option to the extent Employee is entitled to exercise, but in no event after the expiration of the Option. For this purpose, Employee shall be considered permanently and totally disabled if Employee is unable to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve
     (12) months. Employee shall not be considered to be permanently and totally disabled unless Employee furnishes proof of the existence thereof in such form and manner and at such times as the Compensation Committee of the Board of Directors may require. The Compensation Committee's determination of whether Employee is permanently and totally disabled shall be final and absolute and shall not be questioned by the Employee, a representative of the Employee or the Corporation.

     SEVENTH: If all or any portion of the Option shall be exercised subsequent to any stock dividend, split-up, recapitalization, merger, consolidation, combination or exchange of shares, separation, reorganization or liquidation occurring after the date hereof, as a result of which shares of any class shall
be issued in respect of outstanding shares of        Stock*, or shares of
       Stock* shall be changed into the same or a different number of shares of the same or another class or classes, the person or persons so exercising the Option shall receive, for the aggregate price paid upon such exercise, the
aggregate number and class of shares which, if shares of        Stock* (as
authorized at the date hereof) had been purchased at the date hereof for the same aggregate price (on the basis of the price per share set forth in paragraph SECOND hereof) and had not been disposed of, such person or persons would be holding, at the time of such exercise, as a result of such purchase and all stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, or liquidations; provided, however, that no fractional share will be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced on account of any fractional share not issued. No adjustment shall be made in the minimum number of shares which may be purchased at any one time.

     EIGHTH: The granting of this Option is subject to Employee's agreement that unless the shares are registered under the Securities Act of 1933, as amended, Employee or any successor to Employee will purchase the shares which are the subject hereof for investment and not with any present intention to resell the same, and to Employee's further agreement that Employee or such successor will confirm such intention by an appropriate certificate at the time of exercising the Option, the form of such certificate to be in the form

- ---------------


* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if stockholders do not approve the Class A Stock.

determined by counsel for the Corporation at the time of any purchase of shares pursuant to the Option herein granted, and no shares will be issued pursuant to the Option unless and until such appropriate certificate shall be executed, signed and delivered by the Employee or any successor.

     NINTH: The Option may be exercised by giving written notice of such exercise to the Corporation, at 110 Richards Avenue, Norwalk, Connecticut 06856-5090 or such other address as designated by the Corporation. Such notice shall state an intention to exercise the Option and the number of shares in respect of which it is being exercised, and shall be signed by the person or persons exercising the Option. Such notice shall either:

          (a) be accompanied by the full purchase price of such shares, which
     payment shall be the cash and/or delivery of        Stock* of Corporation
     valued at the closing price of such        Stock* on the American Stock
     Exchange or other market on the date of exercise, in which event the Corporation shall deliver a certificate or certificates representing such shares as soon as practicable after the notice is received; or

          (b) fix a date (not less than 10 nor more than 15 business days from the date such notice shall be received by the Corporation) for the payment of the full purchase price of such shares, at the office of the Corporation, or designate in writing, against delivery of a certificate or certificates representing such shares.

     The certificate or certificates for the shares as to which the Option shall have been exercised, shall be registered in the name of the person or persons exercising the Option and shall be delivered as provided above to or upon the written order of the person or persons exercising the Option. In the event that the Option shall be exercised by any person or persons other than the Employee, such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise the Option, which proof shall be to the satisfaction of counsel to the Corporation.

     TENTH: As used herein, the terms "subsidiary" or "subsidiaries" shall mean any present or future corporation which would be a "subsidiary corporation" of the Corporation as that term is defined in Section 425(f) of the Internal Revenue Code of 1986 as now or hereafter amended.

     ELEVENTH: This agreement contains the sole and entire Option Grant and may not be changed, varied, amended or modified except by an instrument in writing duly executed by the Corporation.

     TWELFTH: The appropriate Federal or State Courts of, or located in, the State in which the Corporation has its principal executive offices shall have exclusive jurisdiction of all disputes arising under this Agreement.

     IN WITNESS WHEREOF, the Corporation has caused this Option Grant to be duly executed by its officer thereunto duly authorized on the day and year first above written.

                                          TRANS-LUX CORPORATION
                                          By

Accepted and Agreed to

Employee

- ---------------


* Insert whether options are granted for Common or Class A Stock. Options will only be for Common Stock if stockholders do not approve the Class A Stock.

                                   TRANS-LUX
                                  CORPORATION

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                              AND PROXY STATEMENT

                                  MAY 18, 1995
                              NORWALK, CONNECTICUT

                             TRANS-LUX CORPORATION

      COMMON STOCK PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MAY 18, 1995

                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on May 18, 1995, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

Directors recommend vote FOR Items 1, 2, 3 and 4

Item 1.      FOR        NOT FOR
             / /          / /                     Common Stock Designee -- Election of Gene
                                                  Jankowski to serve as director for a three
                                                  year term and until his successor is elected
                                                  and shall have qualified.

Item 2.      FOR        AGAINST      ABSTAIN
             / /          / /          / /        The proposal to authorize the new Class A
                                                  Stock and related amendments.

Item 3.      FOR        AGAINST      ABSTAIN
             / /          / /          / /        The proposal to adopt the 1995 Stock Option
                                                  Plan.

Item 4.      FOR        AGAINST      ABSTAIN
             / /          / /          / /        Recommended retention of Deloitte & Touche LLP
                                                  as the independent auditors for the
                                                  Corporation for the ensuing year.

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEE FOR DIRECTOR AND "FOR" ITEMS 2, 3 and 4. ONLY COMMON STOCKHOLDERS MAY VOTE FOR THE COMMON STOCK DESIGNEE.

                  (Continued and to be signed on other side.)

     A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

     IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 12, 1995.

                                          Dated:                          , 1995
                                                --------------------------

                                                                          (L.S.)
                                          --------------------------------
                                                 Stockholder(s) Signature

                                                                          (L.S.)
                                          --------------------------------


NOTE: This proxy properly filled in, dated and signed, should be returned immediately in the enclosed postpaid envelope to TRANS-LUX CORPORATION, 110 Richards Avenue, Norwalk, Connecticut 06856-5090. If the signer is a corporation, sign in full the corporate name by a duly authorized officer. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                             TRANS-LUX CORPORATION

     CLASS B STOCK PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MAY 18, 1995

                  (SOLICITED ON BEHALF OF BOARD OF DIRECTORS)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned stockholder of TRANS-LUX CORPORATION hereby constitutes and appoints RICHARD BRANDT, VICTOR LISS and HOWARD S. MODLIN, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of the Stockholders of said Corporation, to be held at the office of the Corporation, 110 Richards Avenue, Norwalk, Connecticut, on May 18, 1995, at 10:00 A.M., and at any adjournment thereof, the number of votes the undersigned would be entitled to cast if present for the following matters and, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof:

Directors recommend vote FOR Items 1, 2, 3 and 4.


Item 1.      FOR     NOT FOR
             / /     / /        Class B Stock Designees -- Election of Richard
                                Brandt, Jean Firstenberg and Victor Liss as
                                directors for a three year term, and until
                                their successors are elected and shall have
                                qualified.

     Authority is withheld with respect to the following nominee(s):

     ----------------------------------     ----------------------------------

Item 2.    FOR     AGAINST     ABSTAIN
           / /       / /         / /      The proposal to authorize the new Class A
                                          Stock and related amendments.

Item 3.    FOR     AGAINST     ABSTAIN
           / /       / /         / /      The proposal to adopt the 1995 Stock Option
                                          Plan.

Item 4.    FOR     AGAINST     ABSTAIN
           / /       / /         / /      Recommended retention of Deloitte & Touche LLP
                                          as the independent auditors for the
                                          Corporation for the ensuing year.




                  (Continued and to be signed on other side.)

UNLESS YOU SPECIFY OTHERWISE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTORS AND "FOR" ITEMS 2, 3 and 4. ONLY CLASS B STOCKHOLDERS MAY VOTE FOR THE CLASS B STOCK DESIGNEES.

     A majority of said attorneys and proxies, or their substitutes at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy to vote any of the shares with respect to which the undersigned is or would be entitled to vote, heretofore given to any person or persons other than the persons named above, is hereby revoked.

     IN WITNESS WHEREOF, the undersigned has signed and sealed this proxy and hereby acknowledges receipt of a copy of the notice of said meeting and proxy statement in reference thereto, both dated April 12, 1995.

                                          Dated:                          , 1995
                                                --------------------------

                                                                          (L.S.)
                                          --------------------------------
                                                 Stockholder(s) Signature

                                                                          (L.S.)
                                          --------------------------------


NOTE: This proxy properly filled in, dated and signed, should be returned immediately in the enclosed postpaid envelope to TRANS-LUX CORPORATION, 110 Richards Avenue, Norwalk, Connecticut 06856-5090. If the signer is a corporation, sign in full the corporate name by a duly authorized officer. If signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.